Registration No. 2-39272
                                                                        811-2162
================================================================================
                       Securities and Exchange Commission

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

Pre-Effective Amendment No.                                     [ ]
Post-Effective Amendment No. 50                                 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
Amendment No. 20                                                [X]

                        (Check appropriate box or boxes.)

                      General American Separate Account Two
                           (Exact Name of Registrant)

                     General American Life Insurance Company
                               (Name of Depositor)
                                700 Market Street
                               St. Louis, MO 63101

         (Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code:  (314) 231-1700

                                 Marie C. Swift
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                                  501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of Agent for Service)

                                    Copy to:

                              Raymond A. O'Hara III
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880
                                 (203) 226-7866

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2004 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Group and Individual Variable Annuity Contracts

                       CROSS REFERENCE SHEET

                      (required by Rule 495)

ITEM NO.                                                Location
                              PART A
1.   Cover Page                                         Cover Page

2.   Definitions                                        Index of Special Terms

3.   Synopsis                                           Highlights

4.   Condensed Financial  Information                   Other Information - Financial  Statements;
                                                        Appendix A

5.   General  Description  of  Registrant,              Other Information
     The Company; Funds; Depositor, and
     Portfolio Companies

6.   Deductions and Expenses                            Expenses

7.   General Description of the Variable Annuity        The Annuity Contracts
     Contracts

8.   Annuity Period                                     Annuity Payments

9.   Death Benefit                                      Death Benefit

10.  Purchases and Contract Value                       Purchase

11.  Redemptions                                        Access to Your Money

12.  Taxes                                              Taxes

13.  Legal Proceedings                                  Legal Proceedings

14.  Table of Contents for the                          Table of Contents of
     Statement of Additional Information                the Statement of Additional Information


ITEM NO.                                                Location
                              PART B

15.  Cover Page                                         Cover Page

16.  Table of Contents                                  Table of Contents

17.  General Information and History                    Company

18.  Services                                           Not Applicable

19.  Purchase of Securities Being Offered               Distribution

20.  Underwriters                                       Distribution

21.  Calculation of Performance Data                    Performance Information

22.  Annuity Payments                                   Annuity Provisions

23.  Financial Statements                               Financial Statements

                                     PART C


Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.


                                     PART A

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                               PROSPECTUS FOR THE
                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS


This  prospectus   describes  certain  group  and  individual  variable  annuity contracts (Contracts) offered by General American Life Insurance Company (General American, we, us, our). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities (TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed or variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact your broker for further details.

The Contracts have a number of investment choices (1 General Account and 8 Investment Funds (the "Funds")). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of Metropolitan Series Fund, Inc. and Variable Insurance Products Fund which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two. The separate account has Divisions, each of which invests in a corresponding Fund.



   Metropolitan Series Fund, Inc.                                Variable Insurance Products Fund
   --------------------------------                              ---------------------------------
Advised by: MetLife Advisers, LLC                                Managed by: Fidelity Management & Research  Company
         State Street Research Money Market Portfolio                  VIP: Equity-Income Portfolio
         Lehman Brothers Aggregate Bond Index Portfolio                VIP: Growth Portfolio
         State Street Research Diversified Portfolio                   VIP: Overseas Portfolio
         MetLife Stock Index Portfolio
         State Street Research Large Cap Value Portfolio


Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2004). The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 39 of this Prospectus.

The Contracts:

             o    are not bank deposits
             o    are not federally insured
             o    are not endorsed by any bank or government agency
             o    are not guaranteed and may be subject to loss of principal

The SEC has not approved these Contracts or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2004


                                TABLE OF CONTENTS

INDEX OF SPECIAL TERMS.......................................................  4

SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES..................................  4

HIGHLIGHTS...................................................................  8

THE COMPANY..................................................................  9

THE ANNUITY CONTRACTS........................................................  9

PURCHASE.....................................................................  9
         Purchase Payments...................................................  9
         Allocation of Purchase Payments..................................... 10

FUNDS.......................................................................  10
         Metropolitan Series Fund, Inc......................................  11
         Variable Insurance Products Fund...................................  11
         Investment Advice..................................................  12
         Share Class of the Funds...........................................  13
         The General Account................................................  13
         Transfers..........................................................  13
         Additions, Deletions and Substitutions.............................  13

EXPENSES....................................................................  13
         Surrender Charges (Contingent Deferred Sales Charge)...............  13
         Charge-Free Amounts................................................  14
         Administrative Charge..............................................  14
         Transfer Charge....................................................  14
         Mortality and Expense Risk Charge..................................  14
         Premium and Other Taxes............................................  15
         Fund Expenses......................................................  15
         Exchange Program...................................................  15

ACCUMULATED VALUE...........................................................  15
         Accumulated Value..................................................  15
         Net Investment Factor..............................................  16

ACCESS TO YOUR MONEY........................................................  17
         Surrenders and Partial Withdrawals.................................  17
         Termination Benefits...............................................  17

DEATH BENEFIT...............................................................  17
         Death of Contract Owner During the Accumulation Phase..............  17
         Death of Annuitant During the Accumulation Phase...................  18
         Death of Contract Owner or Annuitant During the Income Phase.......  18
         Special Tax Considerations.........................................  18
         Avoiding Probate...................................................  19

ANNUITY PAYMENTS............................................................  19
         Annuity Income Options.............................................  19
         Value of Variable Annuity Payments.................................  20

FEDERAL INCOME TAX CONSIDERATIONS...........................................  21
         Taxation of Non-Qualified Contracts................................  21
         Taxation of Qualified Contracts....................................  22
         Possible Tax Law Changes...........................................  24

PERFORMANCE ADVERTISING.....................................................  24

OTHER INFORMATION...........................................................  24
         Separate Account Two...............................................  24
         Distributor of the Contracts.......................................  25
         Legal Proceedings..................................................  25
         Voting Rights......................................................  25
         Written Notice or Written Request..................................  25
         Deferment of Payment...............................................  25
         Ownership..........................................................  26
         The Beneficiary....................................................  26
         Assignments........................................................  26
         Financial Statements...............................................  26

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................  27

APPENDIX A..................................................................  28
         Historical Table of Units and Unit Values for Qualified Plans......  28
         Historical Table of Units and Unit Values for Non-Qualified Plans..  28
         Table of Units and Unit Values.....................................  28


                             INDEX OF SPECIAL TERMS

Because of the complex nature of the Contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                                            Page

Accumulation Phase.........................................................   9
Annuitant..................................................................  19
Annuity Commencement Date..................................................  19
Annuity Income Options.....................................................  19
Annuity Payments...........................................................   9
Beneficiary................................................................  19
Business Day...............................................................  10
General Account............................................................  13
Income Phase...............................................................   9
Funds......................................................................  10
Non-Qualified..............................................................  21
Owner......................................................................  26
Purchase Payment...........................................................   9
Qualified..................................................................  21
Tax Deferral...............................................................   9


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulated values between investment choices. State premium taxes may also be deducted.

Owner Transaction Expenses(1)

Surrender  Charges  (Expressed as a percentage of amount withdrawn) 9% (see Note
2)

NOTES:

(1) For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments, an administrative charge of $10 per year is imposed during the accumulation phase and a $5 transfer charge is imposed whenever funds are transferred between the General Account and the Separate Account.

(2)  The Surrender Charge is expressed as a percentage of the amount withdrawn.

          First Contract Year    9.00%
          Second Contract Year   8.00%
          Third Contract Year    7.00%
          Fourth Contract Year   6.00%  The surrender  charge is levied only
          Fifth Contract Year    5.00%  when you withdraw  money from your
          Sixth Contract Year    4.00%  Contract.  The first 10% of the
          Seventh Contract Year 3.00% account value you withdraw in any Eighth Contract Year 2.00% contract year will not have a Ninth Contract Year 1.00% surrender charge applied to it.


         Transfer Fee:                    None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Separate Account Annual Fees
(as a percentage of the accumulated value of your Contract)

         Mortality and Expense Risk Charge:                    1.00%
                                                               -----
         TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:               1.00%


The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the Prospectuses for the Funds and in the following tables.

Range of Fund Operating Expenses (as a percentage of average net assets)

Total Annual Fund Operating Expenses                     Minimum        Maximum
(Expenses that are deducted from a Fund's                -------        --------
assets, including management fees, distribution
and/or service (12b-1 fees), and other                    .31%           1.05%
expenses)


Net Total Annual Fund Operating Expenses (1)             Minimum        Maximum
(After Fee Waiver and/or Expense                          -------        -------
Reimbursement)                                             .31%           .95%


NOTE:

(1) The range of Net Total Annual Fund Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund operating expenses until April 30, 2005, as described in more detail below.

The following table shows the annual operating expenses for each Fund for the year ended December 31, 2003, before and after any applicable contractual expense subsidy or expense deferral arrangement:

Annual Fund Operating Expenses
(as a percentage of average net assets) (1)



                                                          Gross        Contractual      Net Total
                                                          Total         Expense        Contractual
                     Management           Other           Annual        Subsidy or       Annual
                       Fees              Expenses        Expenses       Deferral        Expenses
                     -----------         --------        --------       -----------    -------------
METROPOLITAN SERIES
FUND, INC. (2)

State Street
Research Money
Market Portfolio        .35%              .05%            .40%             0%             .40%

Lehman Brothers
Aggregate Bond
Index Portfolio         .25%              .09%            .34%             0%             .34%

State Street
Research
Diversified
Portfolio (3)           .44%              .07%            .51%             0%             .51%

MetLife Stock
Index Portfolio         .25%              .06%            .31%             0%             .31%

State Street
Research Large
Cap Value
Portfolio (4)           .70%              .35%           1.05%           .10%             .95%

VARIABLE INSURANCE
PRODUCTS FUND (2)(5)

Equity-Income
Portfolio               .48%              .09%           .57%              0%             .57%

Growth Portfolio        .58%              .09%           .67%              0%             .67%

Overseas Portfolio      .73%              .17%           .90%              0%             .90%

NOTES:

(1) The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. Fidelity Management & Research Company is the investment adviser of the Variable Insurance Products Fund.

(3) Net Total Contractual Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Contractual Annual Expenses would have been .50% for the State Street Research Diversified Portfolio.

(4) MetLife Advisers and the Metropolitan Series Fund, Inc. have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of the State Street Research Large Cap Value Portfolio so that total annual expenses of this Portfolio will not exceed .95% at any time prior to April 30, 2005. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and expenses paid with respect to the State Street Research Large Cap Value Portfolio if, in the future, actual expenses of this Portfolio are less than this expense limit. Net Total Contractual Annual Expenses for the State Street Research Large Cap Value Portfolio have been restated to reflect the terms of the Expense Agreement.

(5) Expense ratios reflect operating expenses of the class. Expenses do not reflect reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when such reductions occur. If we included these reductions, Net Total Contractual Annual Expenses would have been .56% for the Equity-Income Portfolio, .64% for the Growth Portfolio and .86% for the Overseas Portfolio.


Examples:

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. (1)

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the end of the applicable time period:


                                   1 YEAR            3 YEARS        5 YEARS          10 YEARS

(a) MAXIMUM:                       $1,041.16         $1,327.64      $1,619.38        $2,369.30


(b) MINIMUM:                       $ 972.79          $1,115.99      $1,254.97        $1,574.19

(2) If you do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:



                                   1 YEAR            3 YEARS        5 YEARS          10 YEARS

(a) MAXIMUM:                       $ 207.92          $ 641.83      $1,101.00        $2,369.30

(b) MINIMUM:                       $ 133.36          $  414.79     $  717.05        $1,574.19


For Contracts issued prior to May 1, 1982:

(1) If you surrender your Contract, do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:



                                   1 YEAR            3 YEARS        5 YEARS          10 YEARS

(a) MAXIMUM:                       $ 679.04          $ 600.55      $ 982.11        $1,874.30

(b) MINIMUM:                       $ 606.23          $ 389.08      $ 640.91        $1,245.07


Please remember that the Examples are simply illustrations and do not reflect past or future expenses. Your actual expenses may be higher or lower than those reflected in the Examples. Similarly your rate of return may be more or less than the 5% assumed in the Examples.

NOTE:

(1) The Examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Condensed financial information containing the Accumulation Unit Value history appears at the end of this Prospectus.


                                   HIGHLIGHTS

The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.

Free Look. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.

Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

[BOLD] For any tax qualified account (e.g. individual retirement accounts), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.[END BOLD]

Inquiries. If you need more information or require assistance after you purchase a Contract, please contact us at:

         General American's Variable Annuity Administration Department
         P.0. Box 789
         Greenville, SC 29602-0789
         (800) 449-6447.

All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.

Subsequent Purchase Payments. All subsequent purchase payments should be mailed to:

         General American's Variable Annuity Administration Department P.O. Box 19088
         Greenville, SC 29602-9088.


                                   THE COMPANY

We are an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. We are licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. Our Home Office is located at 700 Market Street, St. Louis, Missouri 63101.

We conduct a conventional life insurance business. Assets derived from our business should be considered by purchasers of variable annuity contracts only as bearing upon our ability to meet our obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Account.

                              THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity Contracts that we are offering.

An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your Contract enters the income phase.

The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.

The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, Individual Retirement Annuity
(IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.


                                    PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

Purchase Payments

The minimum initial purchase payment permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1200. Any purchase payments in excess of this amount will be accepted only after our prior approval.

Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at anytime during the accumulation phase so long as the annuitant is living.

You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.

Allocation of Purchase Payments

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, which total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.

If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.

Our business days are each day when both the New York Stock Exchange and we are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.


                                      FUNDS

The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the Funds listed below. The Funds are managed by investment advisors. Additional Funds may be made available in the future.

Each of these Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund.


Metropolitan Series Fund, Inc.

State Street Research Money Market Portfolio

The State Street Research Money Market Portfolio's investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value at $100.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

During extended periods of low interest rates, the yields of the sub-account investing in the State Street Research Money Market Portfolio may become extremely low and possibly negative.


Lehman Brothers Aggregate Bond Index Portfolio

The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

State Street Research Diversified Portfolio

The State Street Research Diversified Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

MetLife Stock Index Portfolio

The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

State Street Research Large Cap Value Portfolio

The State Street Research Large Cap Value Portfolio's investment objective is long-term growth of capital.

Variable Insurance Products Fund

VIP Equity-Income Portfolio

The VIP Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

VIP Growth Portfolio

The VIP Growth Portfolio seeks to achieve capital appreciation.

VIP Overseas Portfolio

The VIP Overseas Portfolio seeks long-term growth of capital.

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain investment advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

Investment Advice

Metropolitan Series Fund, Inc.

MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of General American, serves as Investment Adviser for each Portfolio of the Metropolitan Series Fund, Inc. The chart below shows the subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Portfolio                                               Subadviser
-----------                                           ---------------

State Street Research Money Market  Portfolio         State Street Research & Management Company
Lehman  Brothers  Aggregate  Bond  Index  Portfolio   Metropolitan  Life Insurance  Company
State Street  Research  Diversified  Portfolio        State Street Research & Management  Company
MetLife Stock Index Portfolio                         Metropolitan  Life Insurance  Company
State Street  Research Large Cap Value Portfolio      State Street Research & Management Company

For more information regarding the investment adviser and the subadviser of the Metropolitan Series Fund, Inc. portfolios, see the Statement of Additional Information about the Contracts, and also see the Metropolitan Series Fund, Inc. prospectus attached at the end of this prospectus and its Statement of Additional Information.

Variable Insurance Products Fund

Fidelity Management & Research Company serves as Investment Adviser and FMR Co., Inc. serves as subadviser for each Portfolio of Variable Insurance Products Fund. For more information about the investment adviser and subadviser, see the Variable Insurance Products Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

You can also get information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. The percentages that we receive currently range up to 0.30% of assets.

Share Class of the Funds

The Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

     o For the Metropolitan Series Fund, Inc., we offer Class A shares of the available Portfolios.

     o For the Variable Insurance Products Fund, we offer Initial Class shares.


The General Account

If you elect the General Account (the general assets of the insurance company other than separate account assets), we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account.

Transfers

You may transfer amounts as follows:

1.   Between the General  Account and one or more of the Funds;  or

2.   Among the Funds.

These transfers will be subject to the following rules:

1. Transfers must be made by written request. We also permit transfer requests by telephone, provided we have a Telephone Authorization Form in good order completed by you.

2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.

3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.

We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other Contract Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Contract Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Contract Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Contract. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and subaccounts and may be more restrictive with regard to certain contracts or subaccounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Our policies and procedures may result in restrictions being applied to Contract Owner(s). These restrictions may include:

o requiring you to send us by U.S. mail a signed, written request to make transfers;

o    limiting the number of transfers you may make each Contract year;

o    limiting the dollar amount that may be transferred at any one time;

o    charging a transfer or collecting a Fund redemption fee;

o denying a transfer request from an authorized third party acting on behalf of multiple Contract Owners; and

o imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other
     Contract Owners (including, but not limited to, imposing a minimum time period between each transfer).

If restrictions are imposed on a Contract Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.

Additions, Deletions and Substitutions

We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.

                                    EXPENSES

There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:

Surrender Charges (Contingent Deferred Sales Charge)

For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                                SURRENDER CHARGE

      Number of Complete Years                             Percentage Charge
      Since Purchasing the Contract                     On Amount Withdrawn
      -----------------------------                     -------------------
                 0-1                                             9%
                   2                                             8%
                   3                                             7%
                   4                                             6%
                   5                                             5%
                   6                                             4%
                   7                                             3%
                   8                                             2%
                   9                                             1%

Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.

The surrender charge will never exceed 9% of total net purchase payments.

Charge-Free Amounts

If a Contract is within the nine year  surrender  charge  period (the first nine
Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year.

Administrative Charge

For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase.

Transfer Charge

For Contracts sold prior to May of 1982, a $5 charge is imposed whenever funds are transferred between the General Account and the Separate Account.

Mortality and Expense Risk Charge

During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually.

The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.

We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

Premium and Other Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we will deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.

We also reserve the right to deduct from purchase payments, accumulated value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the accumulated value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds, which are described in the attached Fund prospectuses.

Exchange Program

You may exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by our affiliate, MetLife Investors Insurance Company or its affiliate, MetLife Investors Insurance Company of California (together, "MetLife"). If you choose to so exchange your Contract, MetLife will waive any otherwise applicable withdrawal charges with respect to the new contract's value that is attributable to the exchanged assets. Any additional purchase payments contributed to the new contract will be subject to all fees and charges including the withdrawal charge.

                                ACCUMULATED VALUE

The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.

Accumulated Value

During the accumulation phase, the value of the variable portion of your Contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.

Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:

1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus

2. Any purchase payments received during the current business day which are allocated to the Fund; plus

3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus

4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus

5.   Any partial  withdrawals  from the Fund during the  current  business  day;
     minus

6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.

Net Investment Factor

The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:

1.   The value of the assets at the end of the preceding business day; plus

2. The investment income and capital gains-realized or unrealized-credited to the assets for the business day for which the Net Investment Factor is being determined; minus

3. The capital losses, realized or unrealized, charged against those assets during the business day; minus

4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance of each Fund; minus

5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by

6.   The value of the assets at the end of the preceding business day.

The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.

For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Division of the Separate Account that invests in the State Street Research Large Cap Value Portfolio will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the State Street Research Large Cap Value Portfolio) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization.

                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

o    by making a withdrawal (either a partial or a complete withdrawal);

o    when a death benefit is paid; or

o    by electing to receive annuity payments.

Surrenders and Partial Withdrawals

You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.

The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Termination Benefits

If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:

o to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or

o to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or

o to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or

o to convert to an Individual Variable Annuity Contract, if appropriate; individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.

                                  DEATH BENEFIT

Death of Contract Owner During the Accumulation Phase

If you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:

o Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract) . Any amount remaining unpaid under Annuity Income Option 6 or Option 7 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.

o Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.

Death of Annuitant During the Accumulation Phase

When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Owner explained above.

If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.

Death of Contract Owner or Annuitant During the Income Phase

If you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.

Special Tax Considerations

There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.

The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

Avoiding Probate

In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

                                ANNUITY PAYMENTS

Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the Annuity Commencement Date. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change either at any time before the Annuity Commencement Date with 30 days notice to us.

The annuitant is the person whose life we look to when we make annuity payments.

Annuity Income Options

The Annuity Income Options, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.

The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.

The following options are available:

          Option 1 - Life Annuity - Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

          Option 2 - Life Annuity with 60, 120, l80, or 240 Monthly Payments Guaranteed - Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

          Option 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

          For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.

          Option 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

          Option 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

          Option 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

          Option 7 - Interest Income (may be available to Non-qualified Annuities only) Under this option, you can place your accumulated value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.

With respect to any Option not involving a life contingency (e.g., Option 5 Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract.

Value of Variable Annuity Payments

The dollar amount of your payment from the Fund(s) will depend upon four things:

o    the value of your Contract in the Fund(s) on the Annuity Commencement Date;

o    the 4% assumed investment rate used in the annuity table for the Contract;

o    the performance of the Funds you selected; and

o if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information.


                        FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified Contract. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a non-qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a qualified Contract can be zero.

Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a non-qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

o    made on or after the taxpayer reaches age 59 1/2

o    made on or after the death of an Owner;

o    attributable to the taxpayer's becoming disabled;

o made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

o    under   certain   single   premium   immediate   annuities   providing  for
     substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between fixed interest options and variable investment sub-accounts as well as transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Death of Contract Owner During the Accumulation Phase" in the prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In addition, because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2004, $3,000 plus, for Owner's age 50 or older, $500) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, has a severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Section 457(b) Plans: an eligible Section 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer which must be a tax-exempt entity under Section 501(c) of the Code. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Loans. If your qualified Plan or TSA Plan Contract permits loans, the amount of such loans, the repayment terms and the treatment of defaults are subject to limitations and rules under Section 72(p) of the Code and the regulations thereunder. The terms of your loan will be governed by your loan agreement and the requirements of the tax law (and ERISA, where applicable). Failure to satisfy these requirements will result in adverse tax consequences. Consult your tax adviser prior to applying for a loan.

Other Tax Issues. Qualified Contracts (including Contracts under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

Distributions from qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable "eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Foreign Tax Credits. To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the eligible funds to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.


                             PERFORMANCE ADVERTISING

We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the mortality and expense risk charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense risk charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                                OTHER INFORMATION

Separate Account Two

We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We have registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 on January 25, 1971.

Purchase payments are received into the Separate Account from qualified and non-qualified individual and group variable annuity contracts. Such payments are pooled together and invested separately from the General Account of General American. The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other contracts we may issue.

Distributor of the Contracts

General American Distributors, Inc., 700 Market Street, St. Louis, Missouri 63101 (Member NASD/SIPC), a wholly-owned subsidiary of GenAmerica Financial Corporation, is the principal underwriter and distributor of the Contracts. It has entered into contracts with various affiliated broker-dealers and registered representatives to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.25% of purchase payments for such Contracts, under normal circumstances.

Legal Proceedings

General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors, Inc.

Regulatory bodies have contacted General American and have requested information relating to market timing and late trading of mutual funds and variable insurance products. General American believes that these inquiries are similar to those made to many financial service companies as part of an industry_wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately_placed variable insurance contracts that were sold through General American. We are in the process of responding and are fully cooperating with regard to these information requests and investigations. General American at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on General American's financial position.

Voting Rights

We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain instructions from you and other owners as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Written Notice or Written Request

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.

Deferment of Payment

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

Ownership

Owner. You, as the owner of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.

The Beneficiary

The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued, unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.

A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.

Assignments

With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless: (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.

With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.

An Assignment May Be a Taxable Event.

Financial Statements

The consolidated financial statements for General American (as well as the auditors' report thereon) are in the Statement of Additional Information.

Financial statements for the Separate Account are also in the Statement of Additional Information.


          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Company
Experts
Legal Opinions
Distribution
Performance Information
Investment Advice
Tax Status of the Contracts
Annuity Provisions
General Matters
Safekeeping of Account Assets
State Regulation
Records and Reports
Other Information
Financial Statements


                                                    APPENDIX A

Historical Table of Units and Unit Values for Qualified Plans

                                    1980     1981    1982      1983     1984      1985    1986    1987     1988
                                    ----    -----    ----      ----     ----      ----    ----    ----     ----
Accumulation unit value:
Beginning of period                 $8.23    $9.94   $ 9.92   $12.09   $13.25   $13.15   $16.68  $19.73   $20.03
End of period                       $9.94    $9.92   $12.09   $13.25   $13.15   $16.68   $19.73  $20.03   $21.30*
Number of units outstanding at end of period (in thousands)
                                     175      169     138      162      162      148      170     255      263*


Historical Table of Units and Unit Values for Non-Qualified Plans

                                     1980     1981    1982     1983     1984     1985    1986     1987     1988
                                     ----     ----    ----     ----     ----     ----    ----     ----     ----
Accumulation unit value:
Beginning of period                 $ 9.30   $10.73  $10.91   $12.63   $13.77   $14.30   $18.16  $21.47   $21.80
End of period                       $10.73   $10.91  $12.63   $13.77   $14.30   $18.16   $21.47  $21.80   $23.18*

Number of units outstanding at end of period (in thousands)
                                    27        49      50        52      50        48       49      49       28*

* Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.

Table of Units and Unit Values

This Table shows unit values and the number of units of the Separate Account that were invested in the Funds of Metropolitan Series Fund, Inc. and Variable Insurance Products Fund. There can be no assurance that the investment experience of the underlying Funds in the future will be comparable to past experience.

                          Accumulation                                 Qualified Plan        Nonqualified Plan
                           Unit Value            Accumulation         Units Outstanding      Units Outstanding
                           Beginning              Unit Value           End of Period           End of Period
                           of Period*            End of Period         (in thousands)          (in thousands)
                          ----------             -------------         --------------         --------------
MetLife Stock Index Division**
2003                       40.14                   50.95                  577                    215
2002                       52.05                   40.14                  631                    249
2001                       59.74                   52.05                  738                    290
2000                       66.06                   59.74                  860                    321
1999                       55.35                   66.06                  968                    340
1998                       43.62                   55.35                  987                    342
1997                       33.17                   43.62                  935                    366
1996                       27.27                   33.17                  808                    325
1995                       20.12                   27.27                  657                    297
1994                       20.09                   20.12                  636                    265
1993                       18.48                   20.09                  599                    241
1992                       17.37                   18.48                  366                    152
1991                       13.47                   17.37                  236                    109
1990                       14.15                   13.47                  133                     67
1989                       11.01                   14.15                   97                     23
1988                       10.00                   11.01                   36                      7



                          Accumulation                                 Qualified Plan        Nonqualified Plan
                           Unit Value            Accumulation         Units Outstanding      Units Outstanding
                           Beginning              Unit Value           End of Period           End of Period
                           of Period*            End of Period         (in thousands)          (in thousands)
                          ----------             -------------         --------------         --------------
State Street Research Money Market Division+
2003                       18.86                   18.83                         81                 9
2002                       18.74                   18.86                        105                33
2001                       18.19                   18.74                        192                28
2000                       17.26                   18.19                        139                26
1999                       16.57                   17.26                        228                69
1998                       15.85                   16.57                        124                79
1997                       15.14                   15.85                        102                74
1996                       14.50                   15.14                        117                62
1995                       13.82                   14.50                        106                57
1994                       13.39                   13.82                         93                58
1993                       13.12                   13.39                        115                73
1992                       12.78                   13.12                        181                85
1991                       12.16                   12.78                        179               101
1990                       11.33                   12.16                        188                79
1989                       10.44                   11.33                         28                15
1988                       10.00                   10.44                          6                 5

Lehman Brothers Bond Index Division***
2003                       26.32                   27.02                        105                 48
2002                       24.01                   26.32                        124                 55
2001                       22.37                   24.01                        137                 62
2000                       20.16                   22.37                        130                 52
1999                       20.97                   20.16                        148                 60
1998                       19.50                   20.97                        200                 75
1997                       18.01                   19.50                        163                 80
1996                       17.66                   18.01                        163                 70
1995                       14.99                   17.66                        146                 85
1994                       15.78                   14.99                        146                 58
1993                       14.43                   15.78                        161                 61
1992                       13.68                   14.43                        116                 48
1991                       12.12                   13.68                         50                 67
1990                       11.22                   12.12                         33                 58
1989                       10.27                   11.22                         22                 17
1988                       10.00                   10.27                          5                  2

State Street Research Large Cap Value Division Qualified****
2003                       72.29                   97.43                        56                N/A
2002                       94.99                   72.29                        60                N/A
2001                       94.14                   94.99                        69                N/A
2000                       84.35                   94.14                        80                N/A
1999                       82.60                   84.35                        106               N/A
1998                       72.99                   82.60                        126               N/A
1997                       59.73                   72.99                        136               N/A
1996                       49.83                   59.73                        153               N/A
1995                       37.68                   49.83                        164               N/A
1994                       39.42                   37.68                        188               N/A
1993                       36.54                   39.42                        210               N/A
1992                       34.56                   36.54                        217               N/A
1991                       27.62                   34.56                        216               N/A
1990                       28.73                   27.62                        192               N/A
1989                       22.11                   28.73                        194               N/A
1988                       21.30                   22.11                        207               N/A



                          Accumulation                                 Qualified Plan        Nonqualified Plan
                           Unit Value            Accumulation         Units Outstanding      Units Outstanding
                           Beginning              Unit Value           End of Period           End of Period
                           of Period*            End of Period         (in thousands)          (in thousands)
                          ----------             -------------         --------------         --------------
State Street Research Large Cap Value Division Nonqualified****
2003                         78.66                106.02                      N/A                    0
2002                        103.37                 78.66                      N/A                    1
2001                        102.45                103.37                      N/A                    1
2000                         91.79                102.45                      N/A                    1
1999                         89.89                 91.79                      N/A                    1
1998                         79.43                 89.89                      N/A                    1
1997                         64.99                 79.43                      N/A                    2
1996                         54.22                 64.99                      N/A                    2
1995                         41.00                 54.22                      N/A                   17
1994                         42.90                 41.00                      N/A                   20
1993                         39.76                 42.90                      N/A                   24
1992                         37.61                 39.76                      N/A                   25
1991                         30.05                 37.61                      N/A                   25
1990                         31.27                 30.05                      N/A                   25
1989                         24.06                 31.27                      N/A                   25
1988                         23.18                 24.06                      N/A                   26

State Street Research Large Cap Value Division 88 Series****
2003                       37.22                   50.06                        130                30
2002                       48.96                   37.22                        152                35
2001                       48.57                   48.96                        174                42
2000                       43.56                   48.57                        190                44
1999                       42.70                   43.56                        246                49
1998                       37.77                   42.70                        266                54
1997                       30.94                   37.77                        280                67
1996                       25.84                   30.94                        240                58
1995                       19.56                   25.84                        215                75
1994                       20.48                   19.56                        204                68
1993                       19.00                   20.48                        197                56
1992                       17.99                   19.00                        158                40
1991                       14.39                   17.99                        101                27
1990                       14.99                   14.39                         56                20
1989                       11.54                   14.99                         21                 7
1988                       10.83                   11.54                          6                 0

State Street Research Diversified Division*****
2003                       31.95                   38.02                        295              104
2002                       37.56                   31.95                        365              107
2001                       40.60                   37.56                        416              124
2000                       40.46                   40.60                        471              139
1999                       33.12                   40.46                        463              163
1998                       28.38                   33.12                        487              187
1997                       24.14                   28.38                        496              187
1996                       21.08                   24.14                        375              178
1995                       16.52                   21.08                        317              168
1994                       17.37                   16.52                        320              180
1993                       16.01                   17.37                        332              166
1992                       15.16                   16.01                        223              119
1991                       12.78                   15.16                        140               66
1990                       12.60                   12.78                         94               35
1989                       10.61                   12.60                         33               16
1988                       10.00                   10.61                          9                4




                          Accumulation                                 Qualified Plan        Nonqualified Plan
                           Unit Value            Accumulation         Units Outstanding      Units Outstanding
                           Beginning              Unit Value           End of Period           End of Period
                           of Period*            End of Period         (in thousands)          (in thousands)
                          ----------             -------------         --------------         --------------
VIP:  Equity-Income Division

2003                       19.59                   25.28                        423              157
2002                       23.83                   19.59                        462              190
2001                       25.32                   23.83                        535              226
2000                       23.60                   25.32                        570              252
1999                       22.41                   23.60                        736              299
1998                       20.27                   22.41                        868              352
1997                       15.98                   20.27                        838              351
1996                       14.12                   15.98                        767              317
1995                       10.55                   14.12                        552              207
1994                       10.00                   10.55                        315               82
VIP:  Growth Division
2003                        17.26                  22.65                        792              210
2002                        24.89                  17.22                        862              257
2001                        30.53                  24.89                        971              300
2000                        34.64                  30.53                      1,131              342
1999                        25.45                  34.64                      1,141              341
1998                        18.42                  25.45                      1,127              342
1997                        15.07                  18.42                      1,064              343
1996                        13.27                  15.07                        974              362
1995                         9.90                  13.27                        646              261
1994                        10.00                   9.90                        356              116
VIP:  Overseas Division
2003                        10.40                  14.76                        258               62
2002                       13.18                   10.40                        279               75
2001                       16.88                   13.18                        316               90
2000                       21.09                   16.88                        373              109
1999                       14.93                   21.09                        348              105
1998                       13.37                   14.93                        355               98
1997                       12.11                   13.37                        363              124
1996                       10.80                   12.11                        346              107
1995                        9.95                   10.80                        266               77
1994                       10.00                    9.95                        240               52

* At the date of first deposits into the Separate Account on May 16, 1988, except for the Managed Equity Division, which began on February 24, 1988; the VIP: Equity-Income Division and the VIP: Growth Division which began on January 6, 1994; and the VIP: Overseas Division which began on January 11, 1994.

** On April 28, 2003, the S&P 500 Index Fund of General American Capital Company merged into the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.

*** On April 28, 2003, the Bond Index Fund of General American Capital Company merged into the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund.

**** On April 28,  2003,  the Managed  Equity Fund of General  American  Capital
     Company merged into the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc.

*****On April 28, 2003, the Asset  Allocation Fund of General  American  Capital
     Company merged into State Street Research Diversified Portfolio of the Metropolitan Series Fund, Inc.

+ On May 1, 2003, the State Street Research Money Market Portfolio became a portfolio of the Metropolitan Series Fund, Inc. by way of a reorganization. On April 28, 2003, the Money Market Fund of General American Capital Company merged into State Street Research Money Market Series of the New England Zenith Fund. Effective May 1, 2003 the New England Zenith Fund's series reorganized into Portfolios of the Metropolitan Series Fund, Inc.

Notes on Appendix A

The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.

The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account 2 above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from ..25% to a sliding scale with a maximum of .40%, as an annual percentage of net assets. Effective January 6, 2002, the maximum investment advisory fee for these assets was increased to .50%. As shown in the Fee Table, the investment management fee for the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. (into which the Managed Equity Fund of General American Capital Company was merged, as noted above) is .70%.


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       AND

                     GENERAL AMERICAN LIFE INSURANCE COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATEDMAY 1, 2004, FOR THE INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: 700 MARKET STREET, ST. LOUIS, MISSOURI 63101, (800) 449-6447.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2004.




                                TABLE OF CONTENTS



                                                                         Page

COMPANY  .................................................................-3-

EXPERTS  .................................................................-3-

LEGAL OPINIONS...............................................................

DISTRIBUTION..............................................................-3-

PERFORMANCE INFORMATION...................................................-4-

INVESTMENT ADVICE.........................................................-6-

TAX STATUS OF THE CONTRACTS...............................................-7-

ANNUITY PROVISIONS........................................................-8-

GENERAL MATTERS..........................................................-10-

SAFEKEEPING OF ACCOUNT ASSETS............................................-11-

STATE REGULATION.........................................................-12-

RECORDS AND REPORTS......................................................-12-

OTHER INFORMATION........................................................-12-

FINANCIAL STATEMENTS.....................................................-12-



                                     COMPANY

We were originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.

                                     EXPERTS


The consolidated financial statements of General American and Subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle and referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Separate Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities laws in connection with the Contracts.



                                  DISTRIBUTION

General American Distributors, Inc. ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor was paid underwriting commissions in the aggregate for the years 2001, 2002 and 2003 of $1,116,063, $1,448,822, and $1,596,371, respectively.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.

Reduction of the Surrender Charge

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


                             PERFORMANCE INFORMATION

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                          n
                                 P (1 + T)  = ERV
Where:

         P  = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

       ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Money Market Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the subaccount (the "Money Market Division") investing in the State Street Research Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Division of the Separate Account will be lower than the yield for the Money Market Fund.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


                                INVESTMENT ADVICE

The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. and in the Portfolios of Variable Insurance Products Fund. MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.

MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently known as the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios:

Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio and the MetLife Stock Index Portfolio on May 1, 2001.

                           TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner of the Contract from being treated as the owner of the underlying Separate Account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant were the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.


                               ANNUITY PROVISIONS

Computation of the Value of an Annuity Unit

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all contracts issued on or after May 1, 1982; 3.5% for tax-qualified contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and
(b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all contracts issued on or after May 1, 1982; .99990575 for tax-qualified contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

                         1.00176027                 $10.200000
                         X .99989256                X 1.00165264
                         -----------                ------------
                        1.00165264                 $10.216857

Determination of the Amount of the First Annuity Installment

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of accumulated value of the contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

Determination of the Fluctuating Values of the Annuity Installments

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

Fixed Annuity

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.


                                 GENERAL MATTERS

Participating

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a contract.

If any divisible surplus is credited to a contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

Joint Annuitant

The contract owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

Incorrect Age or Sex

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

Annuity Data

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

Quarterly Reports

Quarterly, General American will give the contract owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the contract owner any other information required by law or regulation. The contract owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

Incontestability

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

Ownership

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.

Reinstatement

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.

                          SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the separate account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the separate account.

                                STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the separate account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                               RECORDS AND REPORTS


All records and accounts relating to the separate account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all contract owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                                OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS


The financial statements of General American and the Separate Account are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts.

                          INDEPENDENT AUDITOR'S REPORT

To the Contract Owners of General American Separate Account Two and the Board of Directors of General American Life Insurance Company:

     We have audited the accompanying statement of assets and liabilities of each of the Divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Two (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2003, and the related statement of operations for each of the periods in the year then ended, and statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising the Separate Account of General American as of December 31, 2003, the results of their operations for each of the periods in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 16, 2004

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2003

                                                                                                LEHMAN
                                                                              STATE STREET     BROTHERS
                                                                 METLIFE        RESEARCH       AGGREGATE
                                                               STOCK INDEX    MONEY MARKET    BOND INDEX
                                                                DIVISION        DIVISION       DIVISION
                                                              -------------   ------------   -------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
MetLife Stock Index Portfolio
 (1,369,364 shares; cost $32,320,270).......................   $40,327,772     $       --     $       --
State Street Research Money Market Portfolio
 (17,065 shares; cost $1,706,455)...........................            --      1,706,461             --
Lehman Brothers Aggregate Bond Index Portfolio
 (379,217 shares; cost $4,077,224)..........................            --             --      4,144,846
State Street Research Large Cap Value Portfolio
 (1,266,751 shares; cost $10,226,055).......................            --             --             --
State Street Research Diversified Portfolio
 (1,003,828 shares; cost $13,098,887).......................            --             --             --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY
 FUNDS")
VIP Equity-Income Portfolio
 (632,321 shares; cost $13,967,098).........................            --             --             --
VIP Growth Portfolio
 (731,042 shares; cost $27,842,098).........................            --             --             --
VIP Overseas Portfolio
 (302,720 shares; cost $5,728,260)..........................            --             --             --
                                                               -----------     ----------     ----------
Total Investments...........................................    40,327,772      1,706,461      4,144,846
Cash and Accounts Receivable................................                            5             --
                                                               -----------     ----------     ----------
Total Assets................................................    40,327,772      1,706,466      4,144,846
LIABILITIES:
Due to General American Insurance Company...................         5,839             --        299,023
                                                               -----------     ----------     ----------
NET ASSETS..................................................   $40,321,933     $1,706,466     $3,845,823
                                                               ===========     ==========     ==========
Outstanding Units (In Thousands)............................           791             91            142
Unit Values.................................................   $     50.95     $    18.83     $    27.02

                       See Notes to Financial Statements

      STATE STREET        STATE STREET
     RESEARCH LARGE         RESEARCH            VIP            VIP          VIP
        CAP VALUE         DIVERSIFIED      EQUITY-INCOME     GROWTH       OVERSEAS
        DIVISION            DIVISION         DIVISION       DIVISION      DIVISION
    -----------------   ----------------   -------------   -----------   ----------
                   --     $        --       $        --    $        --   $       --
    $
                                   --                --             --           --
                   --
                                   --                --             --           --
                   --
                                   --                --             --           --
           13,516,236
                           15,187,920                --             --           --
                   --
                                   --        14,657,200             --           --
                   --
                                   --                --     22,691,544           --
                   --
                                   --                --             --    4,719,407
                   --
    -----------------     -----------       -----------    -----------   ----------
           13,516,236      15,187,920        14,657,200     22,691,544    4,719,407
                   --                             7,253             --
    -----------------     -----------       -----------    -----------   ----------
           13,516,236      15,187,920        14,664,453     22,691,544    4,719,407
               23,606           1,232                              504        1,334
    -----------------     -----------       -----------    -----------   ----------
    $      13,492,630     $15,186,688       $14,664,453    $22,691,040   $4,718,073
    =================     ===========       ===========    ===========   ==========
                  216             399               579          1,002          320
    $50.06 to $106.02     $     38.02       $     25.28    $     22.65   $    14.76

                       See Notes to Financial Statements

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                         STATE STREET                            LEHMAN BROTHERS
                                METLIFE STOCK      S & P 500 INDEX      RESEARCH MONEY        MONEY MARKET       AGGREGATE BOND
                               INDEX DIVISION          DIVISION         MARKET DIVISION         DIVISION         INDEX DIVISION
                              -----------------   ------------------   -----------------   ------------------   -----------------
                               FOR THE PERIOD       FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD      FOR THE PERIOD
                              APRIL 28, 2003 TO   JANUARY 1, 2003 TO   APRIL 28, 2003 TO   JANUARY 1, 2003 TO   APRIL 28, 2003 TO
                              DECEMBER 31, 2003     APRIL 27, 2003     DECEMBER 31, 2003     APRIL 27, 2003     DECEMBER 31, 2003
                              -----------------   ------------------   -----------------   ------------------   -----------------
INVESTMENT (LOSS) INCOME:
Income:
 Dividends..................     $       --          $    317,720           $11,522             $  8,431            $     --
 Expenses...................        146,542               213,804             7,505               16,101              14,795
                                 ----------          ------------           -------             --------            --------
Net investment (loss)
 income.....................       (146,542)              103,916             4,017               (7,670)            (14,795)
                                 ----------          ------------           -------             --------            --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains
 on security transactions...        338,256           (22,189,546)               (3)             (10,343)                330
Change in net unrealized
 appreciation (depreciation)
 on investments for the
 period.....................      8,007,502            22,734,954                 6               11,194              67,622
                                 ----------          ------------           -------             --------            --------
Net realized and unrealized
 gains on investments.......      8,345,758               545,408                 3                  851              67,952
                                 ----------          ------------           -------             --------            --------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................     $8,199,216          $    649,324           $ 4,020             $ (6,819)           $ 53,157
                                 ==========          ============           =======             ========            ========

                       See Notes to Financial Statements

                            STATE STREET                               STATE STREET
        BOND INDEX         RESEARCH LARGE       MANAGED EQUITY           RESEARCH          ASSET ALLOCATION    VIP EQUITY-INCOME
         DIVISION        CAP VALUE DIVISION        DIVISION        DIVERSIFIED DIVISION        DIVISION            DIVISION
    ------------------   ------------------   ------------------   --------------------   ------------------   -----------------
      FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD          FOR THE
    JANUARY 1, 2003 TO   APRIL 28, 2003 TO    JANUARY 1, 2003 TO    APRIL 28, 2003 TO     JANUARY 1, 2003 TO      YEAR ENDED
      APRIL 27, 2003     DECEMBER 31, 2003      APRIL 27, 2003      DECEMBER 31, 2003       APRIL 27, 2003     DECEMBER 31, 2003
    ------------------   ------------------   ------------------   --------------------   ------------------   -----------------
        $  73,367            $   93,246          $    57,970             $       --          $   101,395          $  240,537
           29,050                43,728               65,459                 58,293               92,920             132,350
        ---------            ----------          -----------             ----------          -----------          ----------
           44,317                49,518               (7,489)               (58,293)               8,475             108,187
        ---------            ----------          -----------             ----------          -----------          ----------
          391,411               167,042           (6,130,474)               187,702           (5,753,158)           (408,147)
         (379,380)            3,290,181            6,243,358              2,089,033            6,168,863           3,599,622
        ---------            ----------          -----------             ----------          -----------          ----------
           12,031             3,457,223              112,884              2,276,735              415,705           3,191,475
        ---------            ----------          -----------             ----------          -----------          ----------
        $  56,348            $3,506,741          $   105,395             $2,218,442          $   424,180          $3,299,662
        =========            ==========          ===========             ==========          ===========          ==========


                              VIP OVERSEAS
     VIP GROWTH DIVISION        DIVISION
     -------------------   -------------------
           FOR THE               FOR THE
         YEAR ENDED            YEAR ENDED
      DECEMBER 31, 2003     DECEMBER 31, 2003
     -------------------   -------------------
         $    56,862           $   33,015
             204,717               38,016
         -----------           ----------
            (147,855)              (5,001)
         -----------           ----------
          (1,490,345)            (334,198)
           7,287,636            1,766,566
         -----------           ----------
           5,797,291            1,432,368
         -----------           ----------
         $ 5,649,436           $1,427,367
         ===========           ==========

                       See Notes to Financial Statements

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             STATE STREET RESEARCH
                             METLIFE STOCK INDEX     S & P 500 INDEX      S & P 500 INDEX        MONEY MARKET
                                   DIVISION              DIVISION            DIVISION              DIVISION
                             --------------------   ------------------   -----------------   ---------------------
                                FOR THE PERIOD        FOR THE PERIOD          FOR THE           FOR THE PERIOD
                              APRIL 28, 2003 TO     JANUARY 1, 2003 TO      YEAR ENDED         APRIL 28, 2003 TO
                              DECEMBER 31, 2003       APRIL 27, 2003     DECEMBER 31, 2002     DECEMBER 31, 2003
                             --------------------   ------------------   -----------------   ---------------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
 Net investment (loss)
  income...................      $  (146,542)          $    103,916        $    253,229           $    4,017
 Net realized gains
  (losses) on
  investments..............          338,256            (22,189,546)            977,564                   (3)
 Change in net unrealized
  appreciation
  (depreciation) on
  investments..............        8,007,502             22,734,954         (12,874,384)                   6
                                 -----------           ------------        ------------           ----------
 Net increase (decrease) in
  net assets resulting
  from operations..........        8,199,216                649,324         (11,643,591)               4,020
                                 -----------           ------------        ------------           ----------
From capital transactions:
 Net premiums..............           88,954                534,765             778,366                2,735
 Net redemptions...........         (726,636)            (3,376,435)         (5,379,262)            (182,838)
                                 -----------           ------------        ------------           ----------
 Total net redemptions.....         (637,682)            (2,841,670)         (4,600,896)            (180,103)
 Net division transfers....       32,760,399            (33,128,146)         (1,918,514)           1,882,549
                                 -----------           ------------        ------------           ----------
 Net increase (decrease) in
  net assets resulting
  from capital
  transactions.............       32,122,717            (35,969,816)         (6,519,410)           1,702,446
                                 -----------           ------------        ------------           ----------
NET CHANGE IN NET ASSETS...       40,321,933            (35,320,492)        (18,163,001)           1,706,466
NET ASSETS, BEGINNING OF
 PERIOD....................               --             35,320,492          53,483,493                   --
                                 -----------           ------------        ------------           ----------
NET ASSETS, END OF PERIOD..      $40,321,933           $         --        $ 35,320,492           $1,706,466
                                 ===========           ============        ============           ==========

                                                                         LEHMAN BROTHERS
                                MONEY MARKET         MONEY MARKET      AGGREGATE BOND INDEX       BOND INDEX
                                  DIVISION             DIVISION              DIVISION              DIVISION
                             ------------------   ------------------   --------------------   ------------------
                               FOR THE PERIOD          FOR THE            FOR THE PERIOD        FOR THE PERIOD
                             JANUARY 1, 2003 TO       YEAR ENDED        APRIL 28, 2003 TO     JANUARY 1, 2003 TO
                               APRIL 27, 2003     DECEMBER 31, 2002     DECEMBER 31, 2003       APRIL 27, 2003
                             ------------------   ------------------   --------------------   ------------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
 Net investment (loss)
  income...................     $    (7,670)         $    49,897            $  (14,795)          $    44,317
 Net realized gains
  (losses) on
  investments..............         (10,343)              31,438                   330               391,411
 Change in net unrealized
  appreciation
  (depreciation) on
  investments..............          11,194              (64,580)               67,622              (379,380)
                                -----------          -----------            ----------           -----------
 Net increase (decrease) in
  net assets resulting
  from operations..........          (6,819)              16,755                53,157                56,348
                                -----------          -----------            ----------           -----------
From capital transactions:
 Net premiums..............          32,230               61,951                 6,105                74,370
 Net redemptions...........        (614,628)          (1,409,737)             (175,045)             (528,162)
                                -----------          -----------            ----------           -----------
 Total net redemptions.....        (582,398)          (1,347,786)             (168,940)             (453,792)
 Net division transfers....      (2,014,689)            (189,772)            3,961,606            (4,324,163)
                                -----------          -----------            ----------           -----------
 Net increase (decrease) in
  net assets resulting
  from capital
  transactions.............      (2,597,087)          (1,537,558)            3,792,666            (4,777,955)
                                -----------          -----------            ----------           -----------
NET CHANGE IN NET ASSETS...      (2,603,906)          (1,520,803)            3,845,823            (4,721,607)
NET ASSETS, BEGINNING OF
 PERIOD....................       2,603,906            4,124,709                    --             4,721,607
                                -----------          -----------            ----------           -----------
NET ASSETS, END OF PERIOD..     $        --          $ 2,603,906            $3,845,823           $        --
                                ===========          ===========            ==========           ===========

                                                   STATE STREET RESEARCH
                                                      LARGE CAP VALUE
                             BOND INDEX DIVISION         DIVISION
                             -------------------   ---------------------
                                   FOR THE            FOR THE PERIOD
                                 YEAR ENDED          APRIL 28, 2003 TO
                              DECEMBER 31, 2002      DECEMBER 31, 2003
                             -------------------   ---------------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
 Net investment (loss)
  income...................      $  190,226             $    49,518
 Net realized gains
  (losses) on
  investments..............         106,917                 167,042
 Change in net unrealized
  appreciation
  (depreciation) on
  investments..............         121,113               3,290,181
                                 ----------             -----------
 Net increase (decrease) in
  net assets resulting
  from operations..........         418,256               3,506,741
                                 ----------             -----------
From capital transactions:
 Net premiums..............         116,606                  17,560
 Net redemptions...........        (413,703)               (151,196)
                                 ----------             -----------
 Total net redemptions.....        (297,097)               (133,636)
 Net division transfers....        (168,784)             10,119,525
                                 ----------             -----------
 Net increase (decrease) in
  net assets resulting
  from capital
  transactions.............        (465,881)              9,985,889
                                 ----------             -----------
NET CHANGE IN NET ASSETS...         (47,625)             13,492,630
NET ASSETS, BEGINNING OF
 PERIOD....................       4,769,232                      --
                                 ----------             -----------
NET ASSETS, END OF PERIOD..      $4,721,607             $13,492,630
                                 ==========             ===========

                       See Notes to Financial Statements.

      MANAGED EQUITY      MANAGED EQUITY     STATE STREET RESEARCH    ASSET ALLOCATION    ASSET ALLOCATION
         DIVISION            DIVISION        DIVERSIFIED DIVISION         DIVISION            DIVISION
    ------------------   -----------------   ---------------------   ------------------   -----------------
      FOR THE PERIOD          FOR THE           FOR THE PERIOD         FOR THE PERIOD          FOR THE
    JANUARY 1, 2003 TO      YEAR ENDED         APRIL 28, 2003 TO     JANUARY 1, 2003 TO      YEAR ENDED
      APRIL 27, 2003     DECEMBER 31, 2002     DECEMBER 31, 2003       APRIL 27, 2003     DECEMBER 31, 2002
    ------------------   -----------------   ---------------------   ------------------   -----------------
       $     (7,489)        $   162,213           $   (58,293)          $      8,475         $   480,646
         (6,130,474)           (404,285)              187,702             (5,753,158)         (1,542,847)
          6,243,358          (3,690,661)            2,089,033              6,168,863          (1,880,113)
       ------------         -----------           -----------           ------------         -----------
            105,395          (3,932,733)            2,218,442                424,180          (2,942,314)
       ------------         -----------           -----------           ------------         -----------
            118,698             154,851                61,779                144,663             185,928
         (1,159,536)         (1,697,570)             (130,558)            (2,591,876)         (1,520,132)
       ------------         -----------           -----------           ------------         -----------
         (1,040,838)         (1,542,719)              (68,779)            (2,447,213)         (1,334,204)
        (10,430,496)           (332,691)           13,037,025            (13,031,660)           (922,965)
       ------------         -----------           -----------           ------------         -----------
        (11,471,334)         (1,875,410)           12,968,246            (15,478,873)         (2,257,169)
       ------------         -----------           -----------           ------------         -----------
        (11,365,939)         (5,808,143)           15,186,688            (15,054,693)         (5,199,483)
                             17,174,082                    --             15,054,693          20,254,176
         11,365,939
       ------------         -----------           -----------           ------------         -----------
       $         --         $11,365,939           $15,186,688           $         --         $15,054,693
       ============         ===========           ===========           ============         ===========

     VIP EQUITY-INCOME DIVISION                 VIP GROWTH DIVISION                    VIP OVERSEAS DIVISION
-------------------------------------   -------------------------------------   -------------------------------------
     FOR THE             FOR THE             FOR THE             FOR THE             FOR THE             FOR THE
   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
   $   108,187         $   128,147         $  (147,855)       $   (182,693)        $   (5,001)         $    (7,784)
      (408,147)            (69,602)         (1,490,345)         (2,590,272)          (334,198)            (830,914)
     3,599,622          (3,086,813)          7,287,636          (6,951,515)         1,766,566             (201,001)
   -----------         -----------         -----------        ------------         ----------          -----------
     3,299,662          (3,028,268)          5,649,436          (9,364,480)         1,427,367           (1,039,699)
   -----------         -----------         -----------        ------------         ----------          -----------
       245,653             365,407             389,004             654,783            103,832              124,613
    (1,752,002)         (2,161,064)         (2,800,814)         (2,622,552)          (530,499)            (480,937)
   -----------         -----------         -----------        ------------         ----------          -----------
    (1,506,349)         (1,795,657)         (2,411,810)         (1,967,769)          (426,667)            (356,324)
        84,320            (514,563)            191,419          (1,043,911)            35,469             (269,968)
   -----------         -----------         -----------        ------------         ----------          -----------
    (1,422,029)         (2,310,220)         (2,220,391)         (3,011,680)          (391,198)            (626,292)
   -----------         -----------         -----------        ------------         ----------          -----------
     1,877,633          (5,338,488)          3,429,045         (12,376,160)         1,036,169           (1,665,991)
    12,786,820          18,125,308          19,261,995          31,638,155          3,681,904            5,347,895
   -----------         -----------         -----------        ------------         ----------          -----------
   $14,664,453         $12,786,820         $22,691,040        $ 19,261,995         $4,718,073          $ 3,681,904
   ===========         ===========         ===========        ============         ==========          ===========

                       See Notes to Financial Statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

1.  BUSINESS

     General American Separate Account Two (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by the board of directors of General American on October 22, 1970. The Separate Account was reorganized as a unit investment trust, registered January 25, 1971 under the Investment Company Act of 1940, as amended, pursuant to a plan of reorganization approved by its contract owners on February 23, 1988 and exists in accordance with the regulations of the Missouri Insurance Department. To provide Separate Account contract owners the opportunity to invest in a more diversified mutual fund portfolio, four additional Divisions were established on this date. Existing contract owner's units in the Separate Account remained unchanged after the reorganization. The Separate Account supports annuity Contracts which may be qualified or non-qualified for tax purposes.

     The Separate Account is divided into eight Divisions. Each Division invests exclusively in shares of a corresponding Investment Fund (with the same name) of the Metropolitan Fund and Fidelity Fund. For convenience, the underlying Funds may also be referred to as "portfolios" or "underlying portfolios."

     The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business General American may conduct.

     The table below represents the Divisions within the Separate Account:

MetLife Stock Index Division                State Street Research Diversified
                                            Division
State Street Research Money Market          VIP Equity-Income Division
  Division
Lehman Brothers Aggregate Bond Index        VIP Growth Division
  Division
State Street Research Large Cap Value       VIP Overseas Division
  Division

2.  SIGNIFICANT ACCOUNTING POLICIES

     The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

  A.  VALUATION OF INVESTMENTS

     Investments are made in the portfolios of the Metropolitan Fund and Fidelity Fund and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

  B.  SECURITY TRANSACTIONS

     Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-dividend date.

  C.  FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

  C.  FEDERAL INCOME TAXES (CONTINUED)

of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

  D.  USE OF ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

  E.  PURCHASE PAYMENTS

     Purchase payments received by General American are credited as Accumulation or Annuity units as of the end of the valuation period in which received. In states which charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract.

3.  EXPENSES

     General American assumes the mortality and expense risks under the contracts for which the Separate Account is charged a daily rate of .002740% of net assets of each Division of the Separate Account, which equals an annual rate of 1% for those net assets. General American also provides certain administrative services related to operating the Separate Account. For contracts issued prior to the date of reorganization (February 23, 1988) and that are invested in the Managed Equity Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the Managed Equity Division by General American. Additionally, for Contracts issued prior to May 1, 1992, there is an administrative charge of $10.00 per year, and a $5.00 charge is imposed whenever funds are transferred between the General Account and the Separate Account.

     Under Separate Account contractual arrangements, General American is entitled to collect payment for sales charges and annuity taxes. Variable annuity contracts written prior to May 1, 1982 have a front-end sales charge of 4.75% applied to each contribution. Contracts written after April 30, 1982 are subject to a contingent deferred sales charge upon surrender of the contract or partial withdrawal of funds. The sales charge is 9% during the first contract year, decreasing by 1% per year thereafter; the contingent deferred sales charge is waived in the event of death, disability or annuitization after the fifth contract year.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

4.  PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                              ---------   -------
                                                                (IN THOUSANDS)
MetLife Stock Index Division*...............................   $35,116    $ 3,134
S&P 500 Index Division**....................................       569     36,434
State Street Research Money Market Division*................     2,984      1,277
Money Market Division**.....................................       283      2,887
Lehman Brothers Aggregate Bond Index Division*..............     5,124      1,047
Bond Index Division**.......................................       199      4,933
State Street Research Large Cap Division*...................    11,370      1,311
Managed Equity Division**...................................       123     11,602
State Street Research Diversified Division*.................    15,302      2,390
Asset Allocation Division**.................................       236     15,705
VIP Equity-Income Division..................................       714      2,036
VIP Growth Division.........................................       897      3,265
VIP Overseas Division.......................................       190        585
                                                               -------    -------
Total.......................................................   $73,107    $86,606
                                                               =======    =======

---------------

 * For the period April 28, 2003 to December 31, 2003

** For the period January 1, 2003 to April 27, 2003

                      (This page intentionally left blank)

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

5.  CHANGES IN OUTSTANDING UNITS

     The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                          METLIFE                     STATE STREET RESEARCH                    LEHMAN BROTHERS
                                        STOCK INDEX   S&P 500 INDEX       MONEY MARKET        MONEY MARKET   AGGREGATE BOND INDEX
                                         DIVISION*     DIVISION**           DIVISION*          DIVISION**         DIVISION*
IN THOUSANDS                            -----------   -------------   ---------------------   ------------   --------------------
Outstanding at December 31, 2002......       --             880                 --                 138                --
Activity during 2003:
 Issued...............................      857               8                160                  15               182
 Redeemed.............................      (66)           (888)               (69)               (153)              (40)
                                            ---           -----                ---                ----               ---
Outstanding at December 31, 2003......      791              --                 91                  --               142
                                            ===           =====                ===                ====               ===
Outstanding at December 31, 2001......       --           1,028                 --                 220                --
Activity during 2002
 Issued...............................       --              95                 --                 131                --
 Redeemed.............................       --            (243)                --                (213)               --
                                            ---           -----                ---                ----               ---
Outstanding at December 31, 2002......       --             880                 --                 138                --
                                            ===           =====                ===                ====               ===
Outstanding at December 31, 2000......       --           1,181                 --                 165                --
Activity during 2001
 Issued...............................       --              40                 --                 139                --
 Redeemed.............................       --            (193)                --                 (84)               --
                                            ---           -----                ---                ----               ---
Outstanding at December 31, 2001......       --           1,028                 --                 220                --
                                            ===           =====                ===                ====               ===

---------------

 * For the period April 28, 2003 to December 31, 2003

** For the period January 1, 2003 to April 27, 2003

             STATE STREET RESEARCH                                                                    VIP          VIP        VIP
BOND INDEX      LARGE CAP VALUE      MANAGED EQUITY   STATE STREET RESEARCH   ASSET ALLOCATION   EQUITY-INCOME    GROWTH    OVERSEAS
DIVISION**         DIVISION*           DIVISION**     DIVERSIFIED DIVISION*      DIVISION**        DIVISION      DIVISION   DIVISION
----------   ---------------------   --------------   ---------------------   ----------------   -------------   --------   --------
    179                --                  248                  --                   472              652          1,119       354
      7               243                    2                 465                     5               25             50        14
   (186)              (27)                (250)                (66)                 (477)             (98)          (167)      (48)
                      ---                 ----                 ---                  ----             ----          -----      ----
     --               216                   --                 399                    --              579          1,002       320
                      ===                 ====                 ===                  ====             ====          =====      ====
    199                --                  286                  --                   540              761          1,271       406
     28                --                   13                  --                    32               33            123        51
    (48)               --                  (51)                 --                  (100)            (142)          (275)     (103)
                      ---                 ----                 ---                  ----             ----          -----      ----
    179                --                  248                  --                   472              652          1,119       354
                      ===                 ====                 ===                  ====             ====          =====      ====
    181                --                  315                  --                   609              822          1,473       482
     49                --                   33                  --                    28               41             51        17
    (31)               --                  (62)                 --                   (97)            (102)          (253)      (93)
                      ---                 ----                 ---                  ----             ----          -----      ----
    199                --                  286                  --                   540              761          1,271       406
                      ===                 ====                 ===                  ====             ====          =====      ====

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

6.  UNIT VALUES

     A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the three years in the period ended December 31, 2003 or lesser time period if applicable, were as follows:

                                                                                  STATE STREET RESEARCH
                                           METLIFE STOCK INDEX   S&P 500 INDEX        MONEY MARKET        MONEY MARKET
                                                DIVISION*          DIVISION**           DIVISION*          DIVISION**
                                           -------------------   --------------   ---------------------   ------------
2003
Units (In Thousands).....................           791                  --                  91                  --
Unit Fair Value Lowest to Highest(1).....       $ 50.95              $   --              $18.83              $   --
Net Assets (In Thousands)................       $40,322              $   --              $1,706              $   --
Investment Income Ratio(2)...............          0.00%               0.93%               0.62%               0.37%
Expense Ratio(1)(3)......................          1.00%               1.00%               1.00%               1.00%
Total Return Lowest to Highest(1)(4).....  21.93% to 22.05%      2.18% to 2.28%           -0.17%               0.03%
2002
Units (In Thousands).....................         --                    880                  --                 138
Unit Fair Value Lowest to Highest(1).....       $ --                $ 40.14              $   --              $18.86
Net Assets (In Thousands)................       $ --                $35,320              $   --              $2,604
Investment Income Ratio(2)...............         --                   1.58%                 --                2.80%
Expense Ratio(1)(3)......................         --                   1.00%                 --                1.00%
Total Return Lowest to Highest(1)(4).....         --                 -22.88%                 --                0.64%
2001
Units (In Thousands).....................         --                  1,028                  --                 220
Unit Fair Value Lowest to Highest(1).....       $ --                $ 52.05              $   --              $18.74
Net Assets (In Thousands)................       $ --                $53,484              $   --              $4,125
Investment Income Ratio(2)...............         --                   0.00%                 --                0.00%
Expense Ratio(1)(3)......................         --                   1.00%                 --                1.00%
Total Return Lowest to Highest(1)(4).....         --                 -12.87%                 --                3.02%

---------------

(1) General American sells a number of variable annuity products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges that are made directly to contract owner accounts through the redemption of units, and the expenses of the underlying portfolio, are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

  * For the period April 28, 2003 to December 31, 2003

 ** For the period January 1, 2003 to April 27, 2003

LEHMAN BROTHERS                   STATE STREET
AGGREGATE BOND    BOND INDEX   RESEARCH LARGE CAP     MANAGED EQUITY
INDEX DIVISION*   DIVISION**    VALUE DIVISION*         DIVISION**
---------------   ----------   ------------------   ------------------
       142              --            216                   --
    $27.02          $   --     $50.06 to $106.02          $ --
    $3,846          $   --        $13,493                 $ --
      0.00%           1.62%          0.78%                0.53%
      1.00%           1.00%          1.00%                1.00%
      1.08%           1.56%    30.32% to 30.54%       1.32% to 1.36%
        --             179            --                   248
    $   --          $26.32          $ --             $37.22 to $78.66
    $   --          $4,722          $ --               $11,366
        --            5.15%           --                  2.09%
        --            1.00%           --                  1.00%
        --            9.62%           --            -23.98% to -23.90%
        --             199            --                   286
    $   --          $24.01          $ --          $48.96 to $103.37
    $   --          $4,769          $ --               $17,174
        --            0.00%           --                  0.00%
        --            1.00%           --                  1.00%
        --            7.33%           --              0.80% to 0.90%

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

                                                                                      VIP          VIP         VIP
                                      STATE STREET RESEARCH   ASSET ALLOCATION   EQUITY-INCOME    GROWTH     OVERSEAS
                                      DIVERSIFIED DIVISION*      DIVISION**        DIVISION      DIVISION    DIVISION
                                      ---------------------   ----------------   -------------   --------    --------
2003
Units (In Thousands)................             399                   --               579        1,002         320
Unit Fair Value Lowest to
  Highest(1)........................         $ 38.02              $    --           $ 25.28      $ 22.65     $ 14.76
Net Assets (In Thousands)...........         $15,187              $    --           $14,664      $22,691     $ 4,718
Investment Income Ratio(2)..........            0.00%                0.72%             1.75%        0.27%       0.79%
Expense Ratio(1)(3).................            1.00%                1.00%             1.00%        1.00%       1.00%
Total Return Lowest to
  Highest(1)(4).....................           14.20%                3.19%            29.04%       31.53%      41.95%
2002
Units (In Thousands)................              --                  472               652        1,119         354
Unit Fair Value Lowest to
  Highest(1)........................         $    --              $ 31.95           $ 19.59      $ 17.22     $ 10.40
Net Assets (In Thousands)...........         $    --              $15,055           $12,787      $19,262     $ 3,682
Investment Income Ratio(2)..........              --                 3.77%             1.82%        0.26%       0.83%
Expense Ratio(1)(3).................              --                 1.00%             1.00%        1.00%       1.00%
Total Return Lowest to
  Highest(1)(4).....................              --               -14.94%           -17.79%      -30.82%     -21.09%
2001
Units (In Thousands)................              --                  540               761        1,271         406
Unit Fair Value Lowest to
  Highest(1)........................         $    --              $ 37.56           $ 23.83      $ 24.89     $ 13.18
Net Assets (In Thousands)...........         $    --              $20,254           $18,125      $31,638     $ 5,348
Investment Income Ratio(2)..........              --                 0.00%             1.93%        0.09%       6.41%
Expense Ratio(1)(3).................              --                 1.00%             1.00%        1.00%       1.00%
Total Return Lowest to
  Highest(1)(4).....................              --                -7.49%            -5.88%      -18.47%     -21.92%

---------------

(1) General American sells a number of variable annuity products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges that are made directly to contract owner accounts through the redemption of units, and the expenses of the underlying portfolio, are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

  * For the period April 28, 2003 to December 31, 2003

 ** For the period January 1, 2003 to April 27, 2003

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

7.  CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND PORTFOLIO SUBSTITUTIONS.

     Effective April 28, 2003, the Money Market Portfolio of the General American Capital Company merged into the State Street Research Money Market Series of the New England Zenith Fund and the S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio and the Asset Allocation Portfolio of the General American Capital Company merged into the MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio, and the State Street Research Diversified Portfolio of the Metropolitan Fund, respectively.

     Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED
                        DECEMBER 31, 2003, 2002 AND 2001
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and Subsidiaries ("General American" or the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American as of December 31, 2003 and 2002, and the consolidated results of their operations and its consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle. In addition, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to statement of Financial Accounting Standards No. 142.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 8, 2004

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
             (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2003      2002
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $11,013 and $8,968, respectively).....  $11,695   $ 9,440
  Equity securities, at fair value (cost: $156 and $121,
     respectively)..........................................      167       121
  Mortgage loans on real estate.............................      953       852
  Policy loans..............................................    2,576     2,488
  Real estate and real estate joint ventures
     held-for-investment....................................       71        66
  Real estate held-for-sale.................................       --        25
  Other limited partnership interests.......................       41        53
  Short-term investments....................................       90       108
  Other invested assets.....................................    2,847     2,090
                                                              -------   -------
          Total investments.................................   18,440    15,243
Cash and cash equivalents...................................      369       398
Accrued investment income...................................      154       140
Premiums and other receivables..............................    2,182     1,803
Deferred policy acquisition costs...........................    2,639     1,775
Other assets................................................      331       469
Separate account assets.....................................    3,324     3,090
                                                              -------   -------
          Total assets......................................  $27,439   $22,918
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 8,174   $ 6,937
  Policyholder account balances.............................    7,889     6,889
  Other policyholder funds..................................    1,734     1,185
  Policyholder dividends payable............................      126       125
  Short-term debt...........................................       --        19
  Long-term debt............................................      501       431
  Shares subject to mandatory redemption....................      158        --
  Current income taxes payable..............................       40        77
  Deferred income taxes payable.............................      456       289
  Payables under securities loaned transactions.............    1,179       679
  Other liabilities.........................................    1,439     1,059
  Separate account liabilities..............................    3,324     3,090
                                                              -------   -------
          Total liabilities.................................   25,020    20,780
                                                              -------   -------
Company-obligated mandatorily redeemable securities of
  subsidiary trusts.........................................       --       158
                                                              -------   -------
Stockholder's Equity:
  Preferred stock, par value $1,000 per share; 110,000
     shares authorized; 93,402 shares issued and outstanding
     at December 31, 2003...................................       93        --
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2003 and 2002.............................        3         3
  Additional paid-in capital................................    1,746     1,594
  Retained earnings.........................................      309       207
  Accumulated other comprehensive income....................      268       176
                                                              -------   -------
          Total stockholder's equity........................    2,419     1,980
                                                              -------   -------
          Total liabilities and stockholder's equity........  $27,439   $22,918
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003     2002     2001
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $3,038   $2,417   $2,090
Universal life and investment-type product policy fees......     272      298      261
Net investment income.......................................   1,003    1,052    1,114
Other revenues..............................................      73      116      112
Net investment gains (losses) (net of amounts allocable from
  other accounts of ($7), $19 and ($15), respectively)......      16       40        9
                                                              ------   ------   ------
          Total revenues....................................   4,402    3,923    3,586
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   2,645    2,063    1,914
Interest credited to policyholder account balances..........     361      471      422
Policyholder dividends......................................     198      209      195
Other expenses (excludes amounts directly related to net
  investment gains (losses) of ($7), $19 and ($15),
  respectively).............................................   1,049      950      958
                                                              ------   ------   ------
          Total expenses....................................   4,253    3,693    3,489
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     149      230       97
Provision for income taxes..................................      46       75       60
                                                              ------   ------   ------
Income from continuing operations...........................     103      155       37
Loss from discontinued operations, net of income taxes......      (1)      (5)      --
                                                              ------   ------   ------
Income before cumulative effect of change in accounting.....     102      150       37
Cumulative effect of change in accounting, net of income
  taxes.....................................................       1       --       --
                                                              ------   ------   ------
Net income..................................................  $  103   $  150   $   37
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at December 31, 2000....     $--        $3       $1,674       $111          $ 29           $(10)         $--       $1,807
  Dividends on common stock.....                                        (8)                                                    (8)
  Parents share of subsidiary's
    capital stock
    transactions................                             33                                                                33
Comprehensive income:
  Net income....................                                        37                                                     37
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      53                                       53
    Foreign currency translation
      adjustments...............                                                                      2                         2
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               55
                                                                                                                           ------
  Comprehensive income..........                                                                                               92
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2001....      --         3        1,707        140            82             (8)          --        1,924
  Capital contributions.........                              1                                                                 1
  Sale of subsidiaries..........                           (114)                                                             (114)
  Dividends on common stock.....                                       (83)                                                   (83)
Comprehensive income:
  Net income....................                                       150                                                    150
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      95                                       95
    Foreign currency translation
      adjustments...............                                                                      7                         7
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                              102
                                                                                                                           ------
  Comprehensive income..........                                                                                              252
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2002....      --         3        1,594        207           177             (1)          --        1,980
  Issuance of preferred
    stock--by subsidiary........      93                                                                                       93
  Issuance of shares--by
    subsidiary..................                             24                                                                24
  Capital contributions.........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income:
  Net income....................                                       103                                                    103
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               92
                                                                                                                           ------
  Comprehensive income..........                                                                                              195
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2003....     $93        $3       $1,746       $309          $249           $ 24          $(5)      $2,419
                                     ===        ==       ======       ====          ====           ====          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   103   $   150   $    37
  Adjustments to reconcile net income to net cash provided
     by (used in) operating activities:
     Depreciation and amortization expenses.................       16        12        31
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (50)      (76)      (65)
     (Gains) losses from sales of investments and
       businesses, net......................................       (8)      (49)        6
     Interest credited to other policyholder account
       balances.............................................      361       471       422
     Universal life and investment-type product policy
       fees.................................................     (272)     (298)     (261)
     Change in premiums and other receivables...............     (397)     (789)     (288)
     Change in deferred policy acquisition costs, net.......     (818)     (497)     (283)
     Change in insurance-related liabilities................    1,785       856       256
     Change in income taxes payable.........................       65       148        35
     Change in other liabilities............................      179      (393)      (13)
     Other, net.............................................       37        77        53
                                                              -------   -------   -------
Net cash provided by (used in) operating activities.........    1,001      (388)      (70)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,439     5,347     2,346
     Equity securities......................................        5       107        28
     Mortgage loans on real estate..........................      167       298       221
     Real estate and real estate joint ventures.............       33        22         8
     Other limited partnership interests....................       --        --         6
  Purchases of:
     Fixed maturities.......................................   (7,404)   (6,966)   (2,894)
     Equity securities......................................      (39)      (56)      (93)
     Mortgage loans on real estate..........................     (284)      (88)      (71)
     Real estate and real estate joint ventures.............       (2)       (4)      (13)
     Other limited partnership interests....................       (2)      (16)       --
  Net change in short-term investments......................       18       (75)     (108)
  Net change in policy loans................................      (88)      (70)      (84)
  Proceeds from sales of businesses.........................       --       176        68
  Net change in payable under securities loaned
     transactions...........................................      500       679        --
  Other, net................................................     (744)     (836)     (144)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,401)  $(1,482)  $  (730)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $ 2,015   $ 3,720   $ 1,932
     Withdrawals............................................   (1,092)   (1,921)   (1,513)
  Net change in short-term debt.............................      (19)       10         9
  Long-term debt issued.....................................       70         6       126
  Net proceeds from issuance of company-obligated
     mandatorily redeemable securities......................       --        --       191
  Proceeds from offering of common stock by subsidiary,
     net....................................................      398        --        --
  Dividends on common stock.................................       (1)      (83)       (8)
  Capital contribution from parent..........................       --         1        --
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,371     1,733       737
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (29)     (137)      (63)
Cash and cash equivalents, beginning of year................      398       535       598
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   369   $   398   $   535
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Cash paid (refunded) during the year:
  Interest..................................................  $     2   $    78   $    58
                                                              =======   =======   =======
  Income taxes..............................................  $    42   $   (30)  $    38
                                                              =======   =======   =======
Non-cash transactions during the year:
  Business dispositions--assets.............................  $    --   $ 6,863   $    61
                                                              =======   =======   =======
  Business dispositions--liabilities........................  $    --   $ 6,572   $    29
                                                              =======   =======   =======
  Real estate acquired in satisfaction of debt..............  $    13   $    13   $    --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial Corporation ("GenAmerica").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America and Africa.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

     The accompanying consolidated financial statements include the accounts of
(i) the Company, (ii) partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners; and (iii) variable interest entities ("VIEs") created or acquired on or after February 1, 2003 of which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated. The Company continued to consolidate the financial statements of Reinsurance Group of America, Incorporated ("RGA") even though its ownership percentage declined to below 50% since the Company retained control of RGA through a majority representation on RGA's Board of Directors during 2002 and 2001. The Company's ownership of RGA increased to approximately 52% in 2003 as compared to 49% in 2002. See Note 14.

     Security Equity Life Insurance Company, which was sold to Metropolitan Life Insurance Company ("Metropolitan Life") in 2002, and Cova Corporation, which was sold to MetLife, Inc. ("MetLife") in 2002, are included in the accompanying consolidated financial statements until the date of sale. See Note 14.

     In October 2001, GenAmerica contributed the common stock in GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to General American.

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $930 million and $606 million at December 31, 2003 and 2002, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Investments

     The Company's principal investments are in fixed maturities, equity securities, and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

40 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

Structured Investment Transactions

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities as that term is defined in Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 31, 2003), Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 ("FIN 46(r)"). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes, as defined by Emerging Issues Task Force ("EITF") Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in investment gains and losses.

Derivative Financial Instruments

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The Company also engages in certain reinsurance contracts that embed derivatives. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

     On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

     The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

     The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

     When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

     If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

Cash and Cash Equivalents

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $63 million and $55 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $10 million, $7 million and $8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $15 million and $26 million at December 31, 2003 and 2002, respectively. Related amortization expense was $6 million, $4 million and $6 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counter parties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisitions cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Goodwill

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Net balance at January 1....................................   $153     $200     $257
Amortization................................................     --       --      (15)
Disposition and other.......................................    (16)     (47)     (42)
                                                               ----     ----     ----
Net balance at December 31..................................   $137     $153     $200
                                                               ====     ====     ====

Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

     Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Other Revenues

     Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value related to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the insurance subsidiary's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Participating Business

     Participating business represented approximately 27% of the Company's life insurance in-force, and 52% of the number of life insurance policies in-force, at December 31, 2003. Participating policies represented approximately 92%, 81%, and 91%, of gross insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively. The percentages indicated are calculated excluding the business of the Reinsurance Segment.

Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type products fees.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

     Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1 did not have a material impact on the Company's consolidated financial statements.

     In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts, by approximately $6 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. The initial adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $158 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

     In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 and required the Company decrease other invested assets by $1 million and to increase DAC by $2 million. These amounts, net of income tax of $300 thousand, were recorded as a cumulative effect of a change in accounting principle. As a result of the adoption of Issue B36, the Company recognized investment gains of $8 million, net of income tax and related amortization of DAC, for the three month period ended December 31, 2003.

     In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on its consolidated financial statements.

     During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"). On March 31, 2004, the Company adopted the provisions of FIN 46(r) in its entirety. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of FIN 46(r) at March 31, 2004 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144. SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 15.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142, was $15 million for the year ended December 31, 2001. There was no amortization of other intangible assets for the year ended December 31, 2003. Amortization of other intangible assets was $1 million for both years ended December 31, 2002 and 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded no charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

     In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001 had no material impact on the consolidated financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $ 4,767    $344   $ 60    $ 5,051
  Mortgage-backed securities...............................     1,740      36     13      1,763
  Foreign corporate securities.............................     1,505     191     10      1,686
  U.S. treasuries/agencies.................................       465       5      1        469
  Asset-backed securities..................................       621      14      3        632
  Commercial mortgage-backed securities....................       852      36      1        887
  Foreign government securities............................     1,041     149      5      1,185
  States and political subdivisions........................        22      --     --         22
                                                              -------    ----   ----    -------
     Total fixed maturities................................   $11,013    $775   $ 93    $11,695
                                                              =======    ====   ====    =======
Equity Securities:
  Common stocks............................................   $    20    $  3   $ --         23
  Nonredeemable preferred stocks...........................       136       8     --        144
                                                              -------    ----   ----    -------
     Total equity securities...............................   $   156    $ 11   $ --    $   167
                                                              =======    ====   ====    =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $3,917     $281   $ 99     $4,099
  Mortgage-backed securities...............................    1,685       71      5      1,751
  Foreign corporate securities.............................      895      112     13        994
  U.S. treasuries/agencies.................................      373        4     --        377
  Asset-backed securities..................................      788       16     28        776
  Commercial mortgage-backed securities....................      308       25      2        331
  Foreign government securities............................      897      143      2      1,038
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      101        5     36         70
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $8,968     $657   $185     $9,440
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   14     $  2   $  3     $   13
  Nonredeemable preferred stocks...........................      107        1     --        108
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  121     $  3   $  3     $  121
                                                              ======     ====   ====     ======

     The Company held foreign currency derivatives with notional amounts of $4 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003. The Company did not hold any foreign currency derivatives with notional amounts to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2002.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $454 million and $407 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $34 million and a net unrealized loss of $42 million at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $58 million and $40 million at December 31, 2003 and 2002, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $   205     $   209
Due after one year through five years.......................     1,739       1,815
Due after five years through ten years......................     2,450       2,616
Due after ten years.........................................     3,406       3,773
                                                               -------     -------
          Subtotal..........................................     7,800       8,413
Mortgage-backed and asset-backed securities.................     3,213       3,282
                                                               -------     -------
          Total fixed maturities............................   $11,013     $11,695
                                                               =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $2,731   $3,784   $2,293
Gross investment gains.....................................  $   70   $  155   $  111
Gross investment losses....................................  $  (30)  $  (87)  $ (104)

     Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $38 million, $76 million and $52 million, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities...............   $  466        $44         $105         $16        $  571        $60
Mortgage-backed securities..............      446         10           16           3           462         13
Foreign corporate securities............      106          9            7           1           113         10
U.S. treasuries/agencies................        4          1           --          --             4          1
Asset-backed securities.................       61          1           32           2            93          3
Commercial mortgage-backed securities...      144          1            8          --           152          1
Foreign government securities...........       35          5           --          --            35          5
States and political subdivisions.......        4         --           --          --             4         --
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $1,266        $71         $168         $22        $1,434        $93
                                           ======        ===         ====         ===        ======        ===

SECURITIES LENDING PROGRAM

     The Company participated in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,068 million and $600 million and an estimated fair value of $1,138 million and $660 million were on loan under the program at December 31, 2003 and 2002, respectively. The Company was liable for cash collateral under its control of $1,179 million and $679 million at December 31, 2003 and 2002, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $557 million and $293 million at December 31, 2003 and 2002, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,446 million and $1,285 million at December 31, 2003 and 2002, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2003          2002
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Commercial mortgage loans...................................    $942          $856
Agricultural mortgage loans.................................      13             2
                                                                ----          ----
          Total.............................................     955           858
Less: Valuation allowances..................................       2             6
                                                                ----          ----
          Mortgage loans....................................    $953          $852
                                                                ====          ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, 25%, 5% and 4% of the properties were located in California, Florida and Arizona, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $  6      $ 25       $ 8
Additions (releases) charged to operations..................      9        (1)       21
Deductions for writedowns and dispositions..................    (13)      (16)       (4)
Dispositions of affiliates..................................     --        (2)       --
                                                               ----      ----       ---
Balance at December 31......................................   $  2      $  6       $25
                                                               ====      ====       ===

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $28            $49
Impaired mortgage loans without valuation allowances........      1             25
                                                                ---            ---
          Total.............................................     29             74
Less: Valuation allowances on impaired mortgages............      1              6
                                                                ---            ---
          Impaired mortgage loans...........................    $28            $68
                                                                ===            ===

     The average investment in impaired mortgage loans on real estate was $42 million, $108 million and $57 million for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $3 million, $8 million and $10 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     The investment in restructured mortgage loans on real estate was $4 million and $12 million at December 31, 2003 and 2002, respectively. Interest income of $400 thousand was recognized on restructured loans for the year ended December 31, 2003. Interest income of $1 million was recognized on restructured loans for both of the years ended December 31, 2002 and 2001. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for the years ended December 31, 2003 and 2002 respectively. There was no gross interest income that would have been recorded in accordance with the original terms of such loans for the year ended 2001.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure at December 31, 2003. Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $14 million at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $75            $70
Impairments.................................................     (4)            (4)
                                                                ---            ---
          Total.............................................     71             66
                                                                ---            ---
Real estate held-for-sale...................................     --             33
Valuation allowance.........................................     --             (8)
                                                                ---            ---
          Total.............................................     --             25
                                                                ---            ---
            Real estate and real estate joint ventures......    $71            $91
                                                                ===            ===

     Accumulated depreciation on real estate was $11 million and $10 million at December 31, 2003 and 2002, respectively. The related depreciation expense was $1 million for each of the years ended December 31, 2003, 2002 and 2001. There was no depreciation expense related to discontinued operations for the year ended December 31, 2003. These amounts include $100 thousand and $300 thousand of depreciation expense related to discontinued operations for the years ended December 31, 2002 and 2001, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2003               2002
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $51        72%     $64        70%
Retail...............................................    --        --        3         3%
Land.................................................    20        28%      23        26%
Other................................................    --        --        1         1%
                                                        ---       ---      ---       ---
          Total......................................   $71       100%     $91       100%
                                                        ===       ===      ===       ===

     The Company's real estate holdings are located throughout the United States. At December 31, 2003, 82% and 17% of the Company's real estate holdings were located in California and Colorado, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003     2002      2001
                                                              -----    -----    ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $  8      $ 3     $   3
Additions charged to investment income......................     3       13        --
Deductions for writedowns and dispositions..................   (11)      (8)       --
                                                              ----      ---     -----
Balance at December 31......................................  $ --      $ 8     $   3
                                                              ====      ===     =====

     There was no investment expense related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2003 and 2001. Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million for the year ended December 31, 2002. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES carrying value of non-income producing real estate and real estate joint ventures was $20 million and $23 million at December 31, 2003 and 2002, respectively.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2003. The Company owned real estate acquired in satisfaction of debt of $4 million at December 31, 2002.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  615   $  675   $  697
Equity securities..........................................       7        8        3
Mortgage loans on real estate..............................      76      101      119
Real estate and real estate joint ventures(1)..............       7        7       11
Policy loans...............................................     170      174      172
Other limited partnership interests........................      (6)      --       --
Cash, cash equivalents and short-term investments..........      11        8       30
Other......................................................     151       94       96
                                                             ------   ------   ------
          Total............................................   1,031    1,067    1,128
Less: Investment expenses(1)...............................      28       15       14
                                                             ------   ------   ------
          Net investment income............................  $1,003   $1,052   $1,114
                                                             ======   ======   ======

---------------

(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

NET INVESTMENT GAINS (LOSSES)

     Net investment gains, including changes in valuation allowances, were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................    $ 1      $ (9)     $(58)
Equity securities...........................................      1         1        13
Mortgage loans on real estate...............................     (8)        8       (21)
Real estate and real estate joint ventures(1)...............      1        (3)       (8)
Other limited partnership interests.........................     --         1        (6)
Sales of businesses.........................................     (3)        1        35
Derivatives(2)..............................................     19        58        16
Other.......................................................     (2)        2        23
                                                                ---      ----      ----
          Total.............................................      9        59        (6)
Amounts allocated from deferred policy acquisition costs....      7       (19)       15
                                                                ---      ----      ----
          Total net realized investment gains...............    $16      $ 40      $  9
                                                                ===      ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

---------------

(1) The amounts presented exclude amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

(2) The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

     Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are amortization of DAC to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 675    $ 472    $ 159
Equity securities...........................................     11       --        9
Other invested assets.......................................   (100)     (29)      35
                                                              -----    -----    -----
          Total.............................................    586      443      203
                                                              -----    -----    -----
Amounts allocated from deferred policy acquisition costs....   (164)    (154)     (66)
Deferred income taxes.......................................   (173)    (112)     (55)
                                                              -----    -----    -----
          Total.............................................   (337)    (266)    (121)
                                                              -----    -----    -----
          Net unrealized investment gains...................  $ 249    $ 177    $  82
                                                              =====    =====    =====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................   $177     $ 82     $ 29
Unrealized investment gains (losses) during the year........    143      194       91
Unrealized investment gains (losses) relating to
     Deferred policy acquisition costs......................    (10)     (65)      (7)
Deferred income taxes.......................................    (61)     (52)     (31)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred taxes.....................................     --       18       --
                                                               ----     ----     ----
Balance at December 31......................................   $249     $177     $ 82
                                                               ====     ====     ====
Net change in unrealized investment gains...................   $ 72     $ 95     $ 53
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $52 million and $47 million at December 31, 2003 and 2002, respectively. The related income (loss) recognized was $10 million, ($2) million and $3 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted provisions of FIN 46 and FIN46(r). At December 31, 2003, FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs that the Company has concluded that it holds significant valuable interests but it is not the primary beneficiary and which will not be consolidated:

                                                                  DECEMBER 31, 2003
                                                             ----------------------------
                                                               TOTAL     MAXIMUM EXPOSURE
                                                             ASSETS(1)      TO LOSS(2)
                                                             ---------   ----------------
                                                                (DOLLARS IN MILLIONS)
Other limited partnerships(3)..............................     $17            $10
                                                                ===            ===

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for Federal tax credits.

     The Company has concluded that it is not the primary beneficiary of any VIEs, and as such, none are consolidated in its financial statements.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

     The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                                        2003                                 2002
                                         -----------------------------------   ---------------------------------
                                                       CURRENT MARKET OR                     CURRENT MARKET OR
                                                           FAIR VALUE                            FAIR VALUE
                                         NOTIONAL   ------------------------    NOTIONAL    --------------------
                                          AMOUNT      ASSETS     LIABILITIES     AMOUNT     ASSETS   LIABILITIES
                                         --------   ----------   -----------   ----------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
Interest rate swaps....................   $  420       $52          $  --        $  422      $69        $  --
Foreign currency swaps.................        4        --             --            --       --           --
Options................................    6,063         7             --         6,394        7           --
                                          ------       ---          -----        ------      ---        -----
Total contractual commitments..........   $6,487       $59          $  --        $6,816      $76        $  --
                                          ======       ===          =====        ======      ===        =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following is a reconciliation of the notional amounts by derivative type and strategies at December 31, 2003 and 2002:

                                          DECEMBER 31, 2002               TERMINATIONS/   DECEMBER 31, 2003
                                           NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                          -----------------   ---------   -------------   -----------------
                                                                (DOLLARS IN MILLIONS)
BY DERIVATIVE TYPE
Interest rate swaps.....................       $  422            $45          $ 47             $  420
Foreign currency swaps..................           --              4            --                  4
Options.................................        6,394             --           331              6,063
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======
BY DERIVATIVE STRATEGY
Invested asset hedging..................       $   --            $49          $ --             $   49
Portfolio hedging.......................        6,816             --           378              6,438
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                                               REMAINING LIFE
                                ----------------------------------------------------------------------------
                                ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                --------   ------------------   -----------------   ---------------   ------
                                                           (DOLLARS IN MILLIONS)
Interest rate swaps...........   $   69          $  154                $72               $125         $  420
Foreign currency swaps........       --               4                 --                 --              4
Options.......................    4,162           1,901                 --                 --          6,063
                                 ------          ------                ---               ----         ------
  Total contractual
     commitments..............   $4,231          $2,059                $72               $125         $6,487
                                 ======          ======                ===               ====         ======

     The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2003 and 2002:

                                                         2003                                2002
                                          -----------------------------------   -------------------------------
                                                            FAIR VALUE                          FAIR VALUE
                                          NOTIONAL   ------------------------   NOTIONAL   --------------------
                                           AMOUNT      ASSETS     LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ----------   -----------   --------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
BY TYPE OF HEDGE
Fair value..............................   $    9       $--          $  --       $   --     $--        $  --
Cash flow...............................       13        --             --           --      --           --
Non qualifying..........................    6,465        59             --        6,816      76           --
                                           ------       ---          -----       ------     ---        -----
  Total.................................   $6,487       $59          $  --       $6,816     $76        $  --
                                           ======       ===          =====       ======     ===        =====

     The Company recognized insignificant net investment expense from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS No. 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS No. 133.

     During the year ended December 31, 2003, the Company recognized insignificant amounts in net investment losses related to qualifying fair value hedging instruments. Accordingly, insignificant net unrealized gains on fair value hedged investments were recognized in net investment losses during the year ended December 31, 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

There were no discontinued fair value hedges for the year ended December 31, 2003. There were no derivatives designated as fair value hedges during the years ended December 31, 2002 or 2001.

     For the year ended December 31, 2003, the net amounts accumulated in other comprehensive income relating to cash flow hedges was insignificant. For the year ended December 31, 2003, the market value of cash flow hedges increased by an insignificant amount. During the year ended December 31, 2003, the Company recognized insignificant other comprehensive net gains relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, no other comprehensive income or expense was reclassified to net investment income. During the year ended December 31, 2003, there were no discontinued cash flow hedges. During the years ended December 31, 2002 and 2001 there were no cash flow hedges. The Company has no SFAS No. 133 transition adjustment.

     Insignificant amounts of net investment expense and no net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment loss, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

     For the years ended December 31, 2003, 2002 and 2001, the Company recognized as net investment gains, the scheduled periodic settlement payments on derivative instruments of $22 million, $23 million and net losses of $3 million, respectively, and net investment losses from changes in fair value of $3 million and net investment gains of $35 million and $19 million, respectively, related to derivatives not qualifying as accounting hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                         VALUE OF   DEFERRED POLICY
                                                         BUSINESS     ACQUISITION
                                                         ACQUIRED        COSTS        TOTAL
                                                         --------   ---------------   ------
                                                                (DOLLARS IN MILLIONS)
Balance at December 31, 2000...........................   $1,092        $  496        $1,588
Capitalizations........................................       --           600           600
                                                          ------        ------        ------
          Total........................................    1,092         1,096         2,188
Amortization allocated to:
  Net investment gains (losses)........................      (15)           --           (15)
  Unrealized investment gains (losses).................       (8)           15             7
  Other expenses.......................................       92           240           332
                                                          ------        ------        ------
          Total amortization...........................       69           255           324
                                                          ------        ------        ------
Balance at December 31, 2001...........................    1,023           841         1,864
Capitalizations........................................       --           810           810
                                                          ------        ------        ------
          Total........................................    1,023         1,651         2,674
Amortization allocated to:
  Net investment gains (losses)........................       16             3            19
  Unrealized investment gains (losses).................       95           (30)           65
  Other expenses.......................................       78           269           347
                                                          ------        ------        ------
          Total amortization...........................      189           242           431
Dispositions and other.................................     (262)         (206)         (468)
                                                          ------        ------        ------
Balance at December 31, 2002...........................      572         1,203         1,775
Capitalizations........................................       --           958           958
Acquisitions...........................................       --           218           218
                                                          ------        ------        ------
          Total........................................      572         2,379         2,951
Amortization allocated to:
  Net investment gains (losses)........................       (5)           (2)           (7)
  Unrealized investment gains (losses).................       (8)           18            10
  Other expenses.......................................       41           383           424
                                                          ------        ------        ------
          Total amortization...........................       28           399           427
Dispositions and other.................................       92            23           115
                                                          ------        ------        ------
Balance at December 31, 2003...........................   $  636        $2,003        $2,639
                                                          ======        ======        ======

     The estimated future amortization expense allocated to other expenses for VOBA is $42 million in 2004, $42 million in 2005, $39 million in 2006, $36 million in 2007 and $34 million in 2008.

     Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

Separate Accounts

     Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $2,847 million and $2,635 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $477 million and $455 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $101 million, $91 million and $142 million for the years ended December 31, 2003, 2002 and 2001, respectively. The average interest rates credited on these contracts were 5.05% and 5.51% at December 31, 2003 and 2002, respectively. The assets that support these liabilities were comprised of $513 million and $448 million in fixed maturities at December 31, 2003 and 2002, respectively.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. Risks in excess of $6 million are 100% reinsured. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  511   $  553   $  553
Reinsurance assumed........................................   2,925    2,330    1,841
Reinsurance ceded..........................................    (398)    (466)    (304)
                                                             ------   ------   ------
Net premiums...............................................  $3,038   $2,417   $2,090
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  119   $  113   $   98
                                                             ======   ======   ======

     Reinsurance recoverables, included in premiums and other receivables, were $1,003 million and $867 million at December 31, 2003 and 2002, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $32 million and $4 million at December 31, 2003 and 2002, respectively.

6.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $299    $298
Surplus notes, interest rate 7.63%, maturity date 2024......    98      98
Fixed rate notes, interest rates ranging from 1.69% to 12%,
  maturity dates ranging from 2005 to 2009..................   103      33
Other notes with varying interest rates.....................     1       2
                                                              ----    ----
Total long-term debt........................................   501     431
Total short-term debt.......................................    --      19
                                                              ----    ----
          Total.............................................  $501    $450
                                                              ====    ====

     RGA, a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $228 million ($53 million expiring in 2005 and $175 million expiring in 2006). At December 31, 2003, RGA had drawn approximately $99 million under these facilities at interest rates ranging from 1.69% to 5.48%. At December 31, 2003, there were approximately $39 million in letters of credit in favor of third-party entities. As of December 31, 2003, $396 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

     The aggregate maturities of long-term debt for the Company are $50 million in 2005, $149 million in 2006, $3 million in 2007 and $299 million thereafter.

     The Company had no short-term debt as of December 31, 2003. Short-term debt consisted of collateralized borrowings with an average interest rate of 5.75% and maturity of 30 days at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest expense related to the Company's indebtedness included in other expenses was $48 million, $53 million and $38 million for the years ended December 31, 2003, 2002 and 2001, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of
(i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2003 and 2002.

8.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $29     $(6)    $46
  Foreign...................................................     1       6       9
                                                               ---     ---     ---
                                                                30      --      55
                                                               ---     ---     ---
Deferred:
  Federal...................................................     7      58       6
  Foreign...................................................     9      17      (1)
                                                               ---     ---     ---
                                                                16      75       5
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $52     $81     $34
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (1)     --      (3)
  Tax preferred investment income...........................    (1)     (4)     (2)
  Tax credits...............................................    (5)     (5)     (6)
  Litigation related........................................    --      --      14
  State tax net of federal benefit..........................     1       1       3
  Corporate owned life insurance............................    (2)      2       8
  Goodwill amortization.....................................    --      --       4
  Valuation allowance for carryforward items................     1      --       4
  Sale of subsidiaries......................................    --      --       5
  Settlement of IRS audit...................................    --      (3)     --
  Other, net................................................     1       3      (1)
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              --------------
                                                               2003    2002
                                                              ------   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Deferred income tax assets:
  Future policy benefits....................................  $  170   $ 130
  Employee benefits.........................................      45      30
  Investments...............................................      --      43
  Loss and credit carryforwards.............................     358     258
  Other, net................................................      18      39
                                                              ------   -----
                                                                 591     500
  Less: Valuation allowance.................................      13      12
                                                              ------   -----
                                                                 578     488
                                                              ------   -----
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................     767     602
  Investments...............................................      26      --
  Unrealized gain on investments............................     173     112
  Other, net................................................      68      63
                                                              ------   -----
                                                               1,034     777
                                                              ------   -----
Net deferred income tax liability...........................  $ (456)  $(289)
                                                              ======   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2003 and 2002, a valuation allowance for deferred tax assets of approximately $13 million and $12 million respectively, was provided on the foreign tax credits and net operating losses of RGA Reinsurance and RGA's Argentine, South African and U.K. subsidiaries. At December 31, 2003, the Company's subsidiaries had net operating loss carryforwards of $684 million and capital loss carryforwards of $200 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

9.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2003, there are approximately 25 sales practices lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A Missouri trial court has certified a class action in a lawsuit against the Company involving approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral promise to pay additional severance benefits. The Company continues to defend itself vigorously against this lawsuit.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarded plaintiff $600,000 in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The defendants have filed a Notice of Appeal and the plaintiff has filed a Notice of Cross Appeal. Pursuant to a quota share agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of any judgment in this matter will be 20 percent.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                                  GROSS
                                                             RENTAL   SUBLEASE    RENTAL
                                                             INCOME    INCOME    PAYMENTS
                                                             ------   --------   --------
                                                                (DOLLARS IN MILLIONS)
2004.......................................................    $4        $1         $8
2005.......................................................    $4        $1         $7
2006.......................................................    $3        $1         $6
2007.......................................................    $3        $--        $5
2008.......................................................    $2        $--        $4
Thereafter.................................................    $1        $--        $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1 million at December 31, 2003 and 2002, respectively. The Company anticipates that this amount will be invested in the partnerships over the next one year.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

10.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Effective January 1, 2001, the Company's employees became employees of Metropolitan Life. This transition affected the provision of employee benefit plans as described below:

     The Company continued to sponsor and administer a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history.

     The Company also continues to offer several non-qualified, defined benefit, and defined contribution plans to existing directors and management associates.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Prior to January 1, 2001, the Company provided certain health care and life insurance benefits for retired employees. As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of Metropolitan Life. Consistent with the Company's former plan, employees may become eligible for these benefits under the Metropolitan Life plan if they attain retirement age, with sufficient service, while working for Metropolitan Life. Additionally, Metropolitan Life provides postemployment benefits for eligible employees as of this transition date.

     On December 31, 2002, the GenAm Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

     The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2003      2002      2003     2002
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 64      $176      $ 5      $ 3
  Service cost..............................................      1         4       --        1
  Interest cost.............................................      3        12       --       --
  Actuarial losses..........................................      8        11       --        1
  Change in benefits........................................    (26)       --       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Projected benefit obligation at end of year.................     48        64        5        5
                                                               ----      ----      ---      ---
Change in plan assets:
Contract value of plan assets at beginning of year..........      8       153       --       --
  Actual return on plan assets..............................      2       (11)      --       --
  Employer and participant contributions....................      2         5       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Contract value of plan assets at end of year................     10         8       --       --
                                                               ----      ----      ---      ---
Under funded................................................    (38)      (56)      (5)      (5)
Unrecognized net actuarial losses...........................     17        11        2        2
Unrecognized prior service cost.............................    (23)       --       --       --
                                                               ----      ----      ---      ---
Accrued benefit cost........................................   $(44)     $(45)     $(3)     $(3)
                                                               ====      ====      ===      ===
Qualified plan prepaid pension cost.........................     (2)       (1)
Non-qualified plan accrued pension cost.....................    (47)      (48)
Accumulated other comprehensive loss........................      5         4
                                                               ----      ----
Accrued benefit cost........................................   $(44)     $(45)
                                                               ====      ====

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                               NON-QUALIFIED
                                             QUALIFIED PLAN        PLAN           TOTAL
                                             ---------------   -------------   -----------
                                              2003     2002    2003    2002    2003   2002
                                             ------   ------   -----   -----   ----   ----
                                                         (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation.....   $(14)    $(12)   $(34)   $(52)   $(48)  $(64)
Aggregate contract value of plan assets
  (principally Company contracts)..........     10        8      --      --      10      8
                                              ----     ----    ----    ----    ----   ----
Under funded...............................   $ (4)    $ (4)   $(34)   $(52)   $(38)  $(56)
                                              ====     ====    ====    ====    ====   ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans, which exceeds plan assets for all plans, was $41 million and $53 million at December 31, 2003 and 2002, respectively. The projected benefit obligation exceeded plan assets for all pension and postretirement plans for the years ended December 31, 2003 and 2002.

     The components of net periodic benefit cost were as follows:

                                                         PENSION BENEFITS       OTHER BENEFITS
                                                        ------------------   --------------------
                                                        2003   2002   2001   2003    2002   2001
                                                        ----   ----   ----   -----   ----   -----
                                                                  (DOLLARS IN MILLIONS)
Service cost..........................................  $ 1    $  4   $  4   $ --     $1    $  --
Interest cost.........................................    3      12     12     --     --       --
Expected return on plan assets........................   (1)    (13)   (14)    --     --       --
Amortization of prior actuarial (gains) losses........   (1)      2     --     --     --       --
Curtailment cost......................................   --      --      6     --     --       --
                                                        ---    ----   ----   -----    --    -----
Net periodic benefit cost.............................  $ 2    $  5   $  8   $ --     $1    $  --
                                                        ===    ====   ====   =====    ==    =====

Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                                          DECEMBER 31,
                                           -------------------------------------------
                                               PENSION BENEFITS        OTHER BENEFITS
                                           -------------------------   ---------------
                                              2003          2002        2003     2002
                                           -----------   -----------   ------   ------
Discount rate............................  6.10%-6.50%      6.75%      6.50%    6.75%
Rate of compensation increase............     4%-8%         4%-8%       N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                            DECEMBER 31,
                                                -------------------------------------
                                                 PENSION BENEFITS     OTHER BENEFITS
                                                -------------------   ---------------
                                                2003       2002        2003     2002
                                                -----   -----------   ------   ------
Discount rate.................................  6.75%   6.75%-7.40%   6.50%    6.75%
Expected rate of return on plan assets........  8.75%      8.75%       N/A      N/A
Rate of compensation increase.................  4%-8%      4%-8%       N/A      N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 10% and 11% for the years ended December 31, 2003 and 2002, respectively. For both years, the rate is assumed to decrease gradually to 5% by 2008 and remain at that level thereafter. A one percentage point change in assumed health care cost trend rates would have an insignificant impact on the Company's operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    73%     66%
Fixed maturities............................................    27%     34%
                                                               ---     ---
          Total.............................................   100%    100%
                                                               ===     ===

     The average target allocation of pension plan assets for 2004 is as follows:

                                                              PENSION
                                                              BENEFITS
                                                              --------
ASSET CATEGORY
Equity securities...........................................   65%-80%
Fixed maturities............................................   25%-50%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on the Company's assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $4 million to its pension plans and $35 thousand to its other benefit plans during 2004.

     The following pension benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                                                                 PENSION BENEFITS
                                                               ---------------------
                                                               (DOLLARS IN MILLIONS)
2004........................................................            $ 3
2005........................................................            $ 3
2006........................................................            $ 5
2007........................................................            $ 4
2008........................................................            $ 4
2009-2013...................................................            $24

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife, sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2 million, $2 million and $4 million for the years ended December 31, 2003, 2002, and 2001, respectively.

11.  EQUITY

PREFERRED STOCK

     On December 16, 2003, MetLife contributed 2,532,600 shares of common stock to the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     The Preferred Shares are redeemable at the option of the Company at any time, to the extent that any such redemption shall not violate applicable provisions of the laws of the State of Missouri. The Preferred Shares are redeemable at a price equal to the par value per share plus any amount equal to accumulated and unpaid dividends.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of: (i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year (excluding realized investment gains) or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year. The Company paid to GenAmerica stockholder dividends in the amount of $1 million, $83 million and $8 million for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2004, without prior regulatory approval, is $101 million.

STATUTORY EQUITY AND INCOME

     The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

     Statutory net loss of General American Life Insurance Company, as filed with the Department, was $151 million, $15 million and $123 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $1,013 million and $741 million at December 31, 2003 and 2002, respectively.

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003     2002      2001
                                                              ------   -------   ------
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........   $211     $ 318     $123
Income tax effect of holding gains..........................    (97)     (141)     (47)
Reclassification adjustments:
  Recognized holding (losses) gains included in current year
     income.................................................    (23)      (52)      33
  Amortization of premium and accretion of discounts
     associated with investments............................    (45)      (72)     (64)
  Recognized holding (losses) gains allocated to other
     policyholder amounts...................................     (7)       19      (15)
  Income tax effect.........................................     35        40       19
Allocation of holding (losses) gains on investments relating
  to other policyholder amounts.............................     (3)      (84)       7
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      1        49       (3)
Unrealized investment gains of subsidiary at date of sale...     --        23       --
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     --        (5)      --
                                                               ----     -----     ----
Net unrealized investment gains.............................     72        95       53
Foreign currency translation adjustment.....................     25         7        2
Minimum pension liability adjustment........................     (5)       --       --
                                                               ----     -----     ----
Other comprehensive income..................................   $ 92     $ 102     $ 55
                                                               ====     =====     ====

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003      2002     2001
                                                              -------   ------   ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $   68    $  38    $ 112
Commissions.................................................     946      795      602
Interest and debt issue costs...............................      44       53       38
Amortization of policy acquisition costs (excludes amounts
  directly related to net investment gains (losses) of $(7),
  $19, and $(15), respectively).............................     424      347      332
Capitalization of policy acquisition costs..................    (958)    (810)    (600)
Rent, net of sublease income................................      (3)       5       24
Minority interest...........................................     132      102       64
Other.......................................................     396      420      386
                                                              ------    -----    -----
          Total other expenses..............................  $1,049    $ 950    $ 958
                                                              ======    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Latin America, Europe, Africa, Pacific Rim countries and Australia. The Company's business is divided into three major segments: US Domestic Insurance Operations, Reinsurance and Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     US Domestic Insurance Operations offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care and other insurance products and services. US Domestic Insurance Operations also offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2003, 2002 and 2001. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains and losses from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains and losses, net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items (e.g., expenses associated with the resolution of proceedings alleging race-conscious underwriting practices,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) to Corporate & Other.

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2003        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   390            $ 2,648       $   --      $ 3,038
Universal life and investment-type product
  policy fees..............................             272                 --           --          272
Net investment income......................             534                430           39        1,003
Other revenues.............................              14                 47           12           73
Net investment gains (losses)..............             (11)                30           (3)          16
Policyholder benefits and claims...........             535              2,110           --        2,645
Interest credited to policyholder account
  balances.................................             177                184           --          361
Policyholder dividends.....................             198                 --           --          198
Other expenses.............................             271                752           26        1,049
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................              18                109           22          149
Income from discontinued operations, net of
  income taxes.............................              --                 --           (1)          (1)
Cumulative effect of change in accounting,
  net of income taxes......................              --                  1           --            1
Net income.................................              14                 72           17          103
Total assets...............................          13,512             12,611        1,316       27,439
Deferred policy acquisition costs..........             538              2,100            1        2,639
Goodwill, net..............................              42                 95           --          137
Separate account assets....................           3,323                 13          (12)       3,324
Policyholder liabilities...................           8,978              8,984          (39)      17,923
Separate account liabilities...............           3,323                 13          (12)       3,324

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2002        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   433            $1,984        $   --      $ 2,417
Universal life and investment-type product
  policy fees..............................             298                --            --          298
Net investment income......................             689               379           (16)       1,052
Other revenues.............................              58                42            16          116
Net investment gains (losses)..............              48                 3           (11)          40
Policyholder benefits and claims...........             544             1,519            --        2,063
Interest credited to policyholder account
  balances.................................             325               146            --          471
Policyholder dividends.....................             209                --            --          209
Other expenses.............................             286               631            33          950
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................             162               112           (44)         230
Income from discontinued operations, net of
  income taxes.............................              --                --            (5)          (5)
Net income (loss)..........................             106                74           (30)         150
Total assets...............................          12,512             9,377         1,029       22,918
Deferred policy acquisition costs..........             401             1,373             1        1,775
Goodwill, net..............................              59                94            --          153
Separate account assets....................           3,090                11           (11)       3,090
Policyholder liabilities...................           8,401             6,766           (31)      15,136
Separate account liabilities...............           3,090                11           (11)       3,090

                                              US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2001         OPERATIONS         REINSURANCE      OTHER      TOTAL
------------------------------------------    ---------------------   -----------   -----------   ------
                                                                (DOLLARS IN MILLIONS)
Premiums....................................          $425              $1,665         $ --       $2,090
Universal life and investment-type product
  policy fees...............................           261                  --           --          261
Net investment income.......................           756                 348           10        1,114
Other revenues..............................            26                  35           51          112
Net investment gains (losses)...............           (12)                 (8)          29            9
Policyholder benefits and claims............           540               1,374           --        1,914
Interest credited to policyholder account
  balances..................................           301                 122           (1)         422
Policyholder dividends......................           195                               --          195
Other expenses..............................           345                 490          123          958
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes.....................................            75                  54          (32)          97
Net income (loss)...........................            44                  32          (39)          37

     The Company's Corporate & Other segment recorded net investment losses of $1 million and $8 million during the years ended December 31, 2003 and 2002 respectively, in amounts classified as discontinued operations in accordance with SFAS 144.

     Economic Capital. Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

     The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

     The following table presents actual and pro forma net investment income with respect to the Company's segments for the years ended December 31, 2002 and 2001. The amounts shown as pro forma reflect net investment income that would have been reported in these years had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                             NET INVESTMENT INCOME

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                          2002                 2001
                                                   ------------------   ------------------
                                                   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                                   ------   ---------   ------   ---------
                                                            (DOLLARS IN MILLIONS)
US domestic operations...........................  $  689    $  681     $  756    $  749
Reinsurance......................................     379       340        348       312
Corporate & Other................................     (16)       31         10        53
                                                   ------    ------     ------    ------
          Total..................................  $1,052    $1,052     $1,114    $1,114
                                                   ======    ======     ======    ======

     The Reinsurance segment's results of operations for the year ended December 31, 2003 include RGA's coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense.

     Corporate & Other includes various start-up and run-off entities, as well as the elimination of all intersegment amounts. The elimination of intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment reinsurance transactions.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs;
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

14.  ACQUISITIONS AND DISPOSITIONS

     In December 2003, Equity Intermediary Company ("EIC"), a subsidiary of the Company, issued preferred stock to MetLife in exchange for MetLife's outstanding shares of RGA common stock. See Note 11. At that time, Metropolitan Life transferred the outstanding shares of RGA common stock to EIC. At December 31, 2003 and 2002, the Company's ownership percentage of outstanding shares of RGA's common stock was approximately 52% and 49%, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In September 2003, a subsidiary of the Company, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

     On December 31, 2002, the Company sold the Security Equity Life Insurance Company, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income were $293 million and $256 million for the years ended December 31, 2002 and 2001, respectively.

     On July 1, 2002, the Company completed its merger with General Life Insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this disposition.

     On July 2, 2001, the Company and Metropolitan Life completed the sale of Conning Corporation ("Conning"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company and Metropolitan Life received $84 million in the transaction and the Company reported a gain of approximately $36 million, net of income taxes of $14 million.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale for transactions initiated on or after January 1, 2002 is presented as discontinued operations. These assets are carried at the lower of cost or market.

     The components of income from discontinued operations included investment expenses of $503 thousand, net investment losses of $1 million and income tax benefit of $631 thousand, for the year ended December 31, 2003. The components of income from discontinued operations included net investment losses of $8 million and income tax benefits of $3 million for the year ended December 31, 2002. Amounts for 2001 were insignificant.

     There was no carrying value of real estate related to discontinued operations at December 31, 2003. The carrying value of real estate related to discontinued operations was $25 million at December 31, 2002.

16.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2003                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $11,695     $11,695
  Equity securities......................................             $   167     $   167
  Mortgage loans on real estate..........................             $   953     $ 1,004
  Policy loans...........................................             $ 2,576     $ 2,576
  Short-term investments.................................             $    90     $    90
  Cash and cash equivalents..............................             $   369     $   369
  Mortgage loan commitments..............................    $27      $    --     $    --
  Commitments to fund partnership investments............    $ 1      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,374     $ 5,026
  Long-term debt.........................................             $   501     $   551
  Shares subject to mandatory redemption.................             $   158     $   194
  Payable under securities loaned transactions...........             $ 1,179     $ 1,179

                                                            NOTIONAL   CARRYING   ESTIMATED
                                                             AMOUNT     VALUE     FAIR VALUE
                                                            --------   --------   ----------
DECEMBER 31, 2002                                                (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities........................................              $9,440      $9,440
  Equity securities.......................................              $  121      $  121
  Mortgage loans on real estate...........................              $  852      $  949
  Policy loans............................................              $2,488      $2,488
  Short-term investments..................................              $  108      $  108
  Cash and cash equivalents...............................              $  398      $  398
  Commitments to fund partnership investments.............     $1       $   --      $   --
Liabilities:
  Policyholder account balances...........................              $4,745      $4,469
  Short-term debt.........................................              $   19      $   19
  Long-term debt..........................................              $  431      $  468
  Payable under securities loaned transactions............              $  679      $  679
Other:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts....................................              $  158      $  177

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS, SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     The fair values of short-term and long-term debt, payables under securities loaned transactions, shares subject to mandatory redemption and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including interest rate swaps, foreign currency swaps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

17.  RELATED PARTIES

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $119 million, $118 million and $112 million in 2003, 2002 and 2001, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $12 million, $35 million and $18 million in 2003, 2002 and 2001, respectively.

     In October 2001, GenAmerica contributed GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to the Company.

     In 2001, the Company entered into a reinsurance agreement with Exeter Reassurance Company, Limited, a subsidiary of MetLife. Under this agreement, the Company reflected ceded premiums of approximately $299 million, $154 million and $31 million and ceded expenses of approximately $90 million, $64 million and $14 million in 2003, 2002 and 2001, respectively.

     Under the terms of a master service agreement, the Company and its subsidiaries paid $6 million, $8 million and $3 million in investment management fees and $100 million, $90 million and $9 million for other administrative services in 2003, 2002 and 2001, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand-alone entity.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial statements and Exhibits

     (a)  Financial Statements

The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:

Statement of Assets and Liabilities as of December 31, 2003.

Statement of Operations for the year ended December 31, 2003.

Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002.

Notes to Financial Statements.

The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment on Form N-4:

Consolidated Balance Sheets as of December 31, 2003 and 2002.

Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001.

Consolidated Statements of Stockholder's Equity for the years ended December 31, 2003, 2002 and 2001.

Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001.

Notes to Consolidated Financial Statements.



     (b)  Exhibits

     (1) Resolutions of the Board of Directors of General American Life Insurance Company ("General American") authorizing establishment of the Separate Account filed herewith

     (2)  Not Applicable

     (3)  (a) Form of Distribution Agreement (F3)

     (b)  Form of Selling Agreement (F2)

     (4) (a) Form of tax sheltered group variable annuity contract (No. V82-300) (F10)

     (b) Form of tax sheltered individual variable annuity certificate (No. V82-301) (F10)

     (c)  Form of variable annuity (tax qualified)(No. V82-400) (F10)

     (d)  Form of individual variable annuity (non-tax qualified)(No. 10013)
          (F10)

     (e)  Form of individual variable annuity (tax qualified)(No. 10014) (F10)

     (f)  Form of tax sheltered group variable annuity contract (No. 10015)
          (F10)

     (g)  Form of tax sheltered group variable annuity certificate (No. 10016)
          (F10)

     (h) Endorsement related to the reorganization of Separate Account filed herewith

     (i) Form of endorsement relating to requirements of Section 408(b) (IRA's) Internal Revenue Code IRC (No. 1096900) (F9)

     (j)  Form of endorsement allowing other Fund sponsors (No. 1098900) (F9)

     (k) Form of endorsement relating tax sheltered annuities, Section 403(b) IRC (No. 1098600) (F9)

     (l) Form of endorsement relating to tax sheltered annuities with employer contribution (No. 1098800) (F9)

     (m) Form of endorsement relating to the Unemployment Compensation Amendments (No. 1 E6) (F9)

     (5)  Form of application (F5)

     (6) (a) Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company (F12)

          (b) By-laws of General American (F12)

          (c) Certificate of Amendment and Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company February 21, 1997 as Amended September 10, 1997 Amended October 24, 2002 (F11)

          (d) General American Life Insurance Company Amended and Restated By-Laws Adopted: October 24, 2002 is incorporated herein by reference to General American Separate Account Eleven (File Nos.
          333-83625/811-04901) filed as Item 27. Exhibit (f)(iv) on June 9, 2003
          (F12)

     (7)  Not applicable

     (8) (a) Amended and Restated Participation Agreement Among Variable Insurance Product Fund, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

         (b) Amended and Restated Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

         (c) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company (F14)


(9) Opinion of Counsel (F15)

     (10)(a) Independent Auditors' Consent filed herewith. (b) Consent of Counsel filed herewith.

     (11) Not applicable

     (12) Not applicable

     (13) Not applicable

     (14) Powers of Attorney (F16)


(F2) Incorporated by reference to Pre-Effective Amendment No. 1 to registration statement of General American Separate Account Eleven, File No. 33-10146

(F3) Incorporated by reference to Post-Effective Amendments No. 29 and 34 to this Registration Statement

(F5) Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement

(F9) Incorporated by reference to Post-Effective Amendment No. 41 to this Registration Statement

(F10)Incorporated by reference to Post-Effective Amendment No. 43 to this Registration Statement

(F11)Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit
     (f)(iii) on June 9, 2003.

(F12)Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit
     (f)(iv) on June 9, 2003.

(F13)Incorporated herein by reference to Post-Effective Amendment No. 3 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-53477 (VUL 98), filed on April 28, 2000.

(F14)Incorporated herein by reference to Post-Effective Amendment No. 2 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625 (Destiny), filed on May 1, 2001.

(F15)Incorporated by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File No. 2-39272/811-2162, filed on April 29, 2003.

(F16)Incorporated by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File No. 2-39272/811-2162, filed on April 29, 2003 for C. Robert Henrikson, Nicholas D. Latrenta, James L. Lipscomb, Stewart G. Nagler, Stanley J. Talbi, Lisa M. Weber, William C. Wheeler, Anthony J. Williamson; and incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625, filed on August 8, 2003 for Michael K. Farrell and James P. Bossert.

Item 25.  Directors and Officers of the Depositor


     Name and Principal                       Positions and Offices
     Business Address                             with Depositor


C. Robert Henrikson Chairman, President and Chief Metropolitan Life Insurance
Company Executive Officer One Madison Avenue
New York, NY 10010

Michael K. Farrell                           Director, Senior Vice President
Metropolitan Life Insurance Company
10 Park Avenue
Morristown, NJ 07962

Nicholas D. Latrenta                         Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

James L. Lipscomb                            Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Stewart G. Nagler                            Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Stanley J. Talbi                             Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Lisa M. Weber                                Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

William J. Wheeler                           Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Anthony J. Williamson                        Director, Vice President and Treasurer
Metropolitan Life Insurance Company
One MetLife Plaza
27-01 Queens Plaza, North
Long Island City, NY 11101

James P. Bossert                            Vice President and Chief Financial Officer
Metropolitan Life Insurance Company         (Principal Accounting Officer)
10 Park Avenue
Morristown, NJ 07962

Susan A. Buffman                            Vice President, Investments
Metropolitan Life Insurance Company
10 Park Avenue
Morristown, NJ 07962


Kevin S. Finnegan(2)                        Vice President and Associate General
                                            Counsel

James D. Gaughan(2)                         Secretary

Ignazio J. Greco                            Vice President
Metropolitan Life Insurance Company
4010 Boy Scout Blvd.
Tampa, FL 33607

Karen King                                  Vice President and Actuary
Metropolitan Life Insurance Company
13045 Tesson Ferry Rd.
St. Louis, MO 63128

Donald L. Lambert(1)                        Vice President


William C. Lane(1)                          Vice President and Associate General
                                            Counsel

Jerome M. Mueller(1)                        Senior Vice President

John E. Petersen(1)                         Senior Vice President

James A. Schepis(3)                         Senior Vice President, National
                                            Recruiting

Deborah J. Walters(1)                       Senior Vice President

Bernard H. Wolzenski(1)                     Executive Vice President, Individual

A. Greig Woodring(4)                        Executive Vice President,
                                            Reinsurance and President and Chief
                                            Executive Officer of Reinsurance
                                            Group of America


The principal business address:

(1) General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101.

(2)  Metropolitan Life Insurance Company, One Madison Avenue, New York NY 10010

(3) Metropolitan Life Insurance Company, One Gateway Center, 6th Floor North, Pittsburgh, PA 15222

(4) Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant


The Registrant is a separate account of General American Life Insurance Company, the Depositor, which is organized under the laws of Missouri. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company which is organized under the laws of state of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 27.    Number of Contract Owners

As of March 31,, 2004 there were 5,045 contract owners of qualified contracts and 2,229 contract owners of non-qualified contracts.

Item 28.    Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and General American Distributors, Inc., the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions: "BE IT RESOLVED THAT

1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

     (a) General American Distributors, Inc., 700 Market St., St. Louis, MO 63101 serves as the principal underwriter for the variable annuity contracts funded by General American Separate Account Two. General American Distributors, Inc. also serves as the principal underwriter for variable life insurance policies funded by General American Separate Account Eleven.

     (b) Directors and Officers

      Name and Principal Business               Positions and Offices
              Address*                            with Underwriter

      Officers
      Leslie Sutherland                         President and Director

      Dennis Capriglione                        Vice President, Secretary,
                                                General Counsel and Director

      Timothy Spangenberg                       Vice President, Chief Financial
                                                Officer and Director

      James W. Koeger                           Treasurer

      Jay Kaduson                               Vice President, Assistant General
                                                Counsel and Assistant Secretary

      N. Robert Lazarus Vice President, Chief Compliance Officer

      John E. Petersen                          Vice President


* Messrs. Capriglione, Spangenberg, Koeger, Kaduson, Lazarus and Petersen are at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. Mr. Sutherland is at One Madison Avenue, New York, NY 10010.



(c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

------------------------------- ----------------------------- ---------------------------- ------------------------- --------------

(1)                             (2)                           (3)                          (4)                       (5)
------------------------------- ----------------------------- ---------------------------- ------------------------- --------------

                                Net Underwriting Discounts
Name of Principal Underwriter   And Commissions               Compensation On Redemption   Brokerage Commissions     Compensation
------------------------------- ----------------------------- ---------------------------- ------------------------- --------------
                                $1,596,371                    $0                           $0                        $0
General American Distributors,
Inc.
------------------------------- ----------------------------- ---------------------------- ------------------------- --------------

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 30. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

     (a)  Registrant

     (b) Metropolitan Life Insurance Company One Madison Avenue New York, New York 10010

     (b) General American Distributors, Inc. 700 Market Street St. Louis, Missouri, 63101


Item 31.    Management Services

     All management contracts are discussed in Part A or Part B.

Item 32.    Undertakings and Representations

(a) Registrant undertakes that it will file post-effective amendments to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include, as part of the application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to General American at the address or phone number listed in the prospectus.

(d) Registrant represents that it is relying upon a "no-action" letter (No. P-6-88) issued to the American Council of Life Insurance concerning the conflict between the redeemability requirements of sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 and the limits on the redeemability of variable annuities imposed by section 403(b)(11) of the Internal Revenue Code. Registrant has included disclosure concerning the 403(b)(11) restrictions in its prospectus and sales literature, and established a procedure whereby each plan participant will sign a statement acknowledging these restrictions before the contract is issued. Sales representatives have been instructed to bring the restrictions to the attention of potential plan participants.

(e) General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 29th day of April, 2004.



                                  GENERAL AMERICAN SEPARATE ACCOUNT TWO
                                  (Registrant)


                              By: GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   (Depositor)


                             By: /s/WILLIAM C. LANE
                                  --------------------------------------------
                                 William C. Lane
                                  Vice President and Associate General Counsel


                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   (Depositor)


                             By: /s/WILLIAM C. LANE
                                  --------------------------------------------
                                 William C. Lane
                                  Vice President and Associate General Counsel



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on April 29, 2004.

Signature                                Title



            *
- ------------------------------        Chairman, Chief Executive
C. Robert Henrikson                     Officer and President
                                        (Principal Executive Officer)



           **
- ----------------------------------    Director
Michael K. Farrell




            *
- ----------------------------------    Director
Nicholas D. Latrenta



            *
- --------------------------------      Director
James L. Lipscomb




            *
- ---------------------------------     Director
Stewart G. Nagler



            *
- ----------------------------------    Director
Stanley J. Talbi



            *
- ----------------------------------    Director
Lisa M. Weber



            *
- ---------------------------------     Director
William J. Wheeler


             *
- ---------------------------------     Director, Vice President and
Anthony J. Williamson                   Treasurer





            **
- --------------------------------      Vice President and
James P. Bossert                        Chief Financial Officer
                                        (Principal Accounting Officer)


*By: /s/MARIE C. SWIFT
     --------------------------------
     Marie C. Swift, Attorney-in-Fact


* Executed by Marie C. Swift, on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective
     Amendment  No.  49 on Form  N-4 to the  registration  statement,  File  No.
     2-39272/811-2162, filed on April 29, 2003.

** Executed by Marie C. Swift, on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Post-Effective Amendment
     No.  5 to  Form  N-6 to the  registration  statement  of  General  American
     Separate Account Eleven, File No. 333-83625, filed on August 8, 2003.





                                   EXHIBITS TO

                       POST-EFFECTIVE AMENDMENT NO. 50 TO

                                    FORM N-4


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                INDEX TO EXHIBITS

Exhibit                                                            Page

EX-99.B1 Resolutions of the Board of Directors of General American Life Insurance Company authorizing establishment of the Separate Account

EX-99.B4.h    Endorsement related to the reorganization of the
              Separate Account


EX-99.B10(a)  Independent Auditors' Consent

EX-99.B10(b)  Consent of Counsel